                                   dated as of

                                November 30, 2000

                                     BETWEEN

                          GULFWEST DEVELOPMENT COMPANY,
                                   as Borrower

                                       AND

                            TEXAS CAPITAL BANK, N.A.,
                                    as Lender

                              TABLE OF CONTENTS

ARTICLE I DEFINITIONS 1

1.1 Definitions 1
1.2 Accounting Terms and Determinations; Changes in Accounting 13
1.3 References 13

ARTICLE  II  COMMITMENT  TO LEND AND ISSUE  LETTERS  OF CREDIT  14
2.1 Commitment.  14
2.2 Method of Borrowing and Obtaining  Letters of Credit. 15
2.3 Note. 15
2.4 Certain  Payments and Prepayments of Principal 15
2.5 Interest.16
2.6 Unused Available Commitment Fees; Engineering Fees; Facility Fees; Letter of
Credit Fees;  Authorized  Payments by Lender.  16
2.7 Termination of Commitment;
Maturity of Loans. 17
2.8 Determination of Borrowing Base,. Automatic Reductions
in  Borrowing  Base;  Borrowing  Base  Deficiency;  Notice of  Redeterminations;
Requests  for  Reductions  in  Borrowing  Base.  17
2.9  RequestforExtension  of
Maturity 18

ARTICLE  III GENERAL  PROVISIONS  18
 3.1  General  Provisions  as to
Payments and Loans. 18
 3.2 Computation of Interest.  19
3.3 Default Interest. 19
3.4 Prepayments Permitted 19

ARTICLE IV COLLATERAL 19
4.1 Security.  19
4.2 Grant of Security  Interests.  20
4.3  Notification  of Account Debtors
and Other Obligors 20
4.4 Assignment of Insurance. 20
4.5 Financing Statement. 20

ARTICLE V CONDITIONS PRECEDENT TO LOANS AND LETTERS OF CREDIT 21

5.1 All Loans and Letters of Credit 21
5.2 Initial Loan. 21

ARTICLE VI REPRESENTATIONS AND WARRANTIES OF THE BORROWER 23

6.1 Existence and Power. 23
6.2 Authorization;
Contravention. 24
6.3 BindingEffect 24
6.4 Subsidiaries; Ownership. 24
6.5 Disclosure. 25
                                       i

6.6 Financial Information 25
6.7 Litigation 25
6.8 ERISA Plans 25
6.9 Taxes and Filing of Tax Returns 26
6.10 Title to Properties; Liens; Environmental Liability. 26
6.11 Business; Compliance. 27
6.12 Licenses, Permits, Etc. 27
6.13 Compliance with Law. 27
6.14 Governmental Consent 27
6.15 Investment CompanyAct 27
6.16 Public Utili.ty Holding Company Act; State Utility 27
6.17 Refunds; Certain Contracts. 27
6.18 No Default 28

ARTICLE VII COVENANTS 28

7.1 Use of Proceeds and Letters of Credit. 28
7.2 Financial Statements;  Reserve
and  Other  Reports;   Certain  Required   Notices  from  Borrower;   Additional
Information  28
7.3 Inspection of Properties  and Books,  31
7.4  Maintenance of
Security; Insurance,Operating Accounts; Transfer Orders. 31
7.5 Payment of Taxes
and Claims 32
7.6 Payment of Debt,'Additional  Debt; Payment of .Accounts 32
7.7 Liens. 32
7.8 Loans and Advances to Others;  Investments;  Restricted Payments,'
Subsidiaries; G&A Expenses. 32
7.9 Consolidation, Merger, Maintenance, Change of
Control,.  Disposition of Property;  Restrictive Agreements; Hedging Agreements;
Modification of Organizational Documents;  Issuance of Equity Interests. 33
7.10 Primary Business;  Location of Borrower's  Office;  Ownership of Assets. 34
7.11 Operation of Properties and Equipment; Compliance with and Maintenance of
Contracts,' Duties as Nonoperator 34
7.12 Transactions with Affiliates.  35
7.13 Plans.  35
7.14 Compliance  with Laws and Documents.  35
7.15 Certain  Financial
Covenants.  36
7.16 Additional- Documents,' Quantity of Documents,' Title Data,'
Additional  Information.   36
7.17  ENVIRONMENTAL   INDEMNIFICATION.   37
7.18 Exceptions to Covenants. 38
7.19 Guarantor Promissory Note. 38

ARTICLE VIII DEFAULTS; REMEDIES 39
8.1 Events of Default; Acceleration of Maturity 39
8.2 Suits for Enforcement 41
8.3 Remedies Cumulative 41
8.4 Remedies Not Waived. 41
                                       ii

ARTICLE IX  MISCELLANEOUS  41
9.1 Amendments and Waivers.  41
9.2 Highest Lawful Interest Rate. 42
9.3 INDEMNIT 42
9.4 Expenses 43
9.5 Taxes.  44
9.6 Notices 44
9.7 Rights of Set-Off. 44
9.8 Survival.  45
9.9 Successors and Assigns:Rights of Other Holders. 45
9.10  ApplicableLaw;  Venue; Waiver of Jury Trial 45
9.11 Headings. 46
9.12 Counterparts.  46
9.13 Invalid Provisions,  Severability.46
9.14  Revolving  Loan.  47
9.15  Preclusion  of Oral  Agreements.  48
FORM OF PROMISSORY NOTE 1
FORM OF NOTICE OF BORROWING 1
FORM OF COMPLIANCE CERTIFICATE 1
                                      iii

                                CREDIT AGREEMENT

THIS CREDIT  AGREEMENT is entered  into as of November 30, 2000,  by and between
GulfWest Development Company, a Texas corporation, and Texas Capital Bank, N.A., a national banking association. Certain terms used herein are defined in Section
1.1.

                                    RECITALS:

     A. The  Borrower  desires  to  borrow  funds  from the  Lender;  and

     B. The Borrower  desires to acquire Oil and Gas  Properties  and to provide for additional credit facilities;
 NOW,  THEREFORE,  the parties hereto agree as
follows:

                                    ARTICLE I

                                   DEFINITIONS

     1.1 Definitions.  The following  terms, as used herein,  have the following meanings:

     "Accounts"  of a Person means all of the  accounts of such Person,  as such term is defined in the UCC,  including  without  limitation the aggregate unpaid obligations of customers and other account debtors to such Person arising out of the sale or lease of goods or  rendition  of  services by such Person on an open account or deferred payment basis.

     "Acceptable   Commodity   Hedging   Agreements"   means  Commodity  Hedging
Agreements meeting all the following criteria:
     (i) The  quantity  of gas and  liquid  hydrocarbons  owned by the  Borrower subject to Commodity  Hedging  Agreements  shall not be greater than (i) for gas hydrocarbons, 75% of the monthly production of gas hydrocarbons from the Oil and
Gas Properties of the Borrower used in  determining  the Borrowing Base and (ii)
for liquid  hydrocarbons,  75% of the monthly production of liquid  hydrocarbons from  the  Oil and Gas  Properties  of the  Borrower  used  in  determining  the
Borrowing  Base;  in either  case,  as  forecast  in the  Lender's  most  recent engineering  evaluation  delivered to the  Borrower,  without the prior  written approval of the Lender;

     (ii) The "strike prices" under any Commodity  Hedging  Agreements shall not be less than the lowest  prices  utilized in the Lender's  most recent base case evaluation of the Oil and Gas Properties of the Borrower used in determining the
Borrowing Base, as reported to the Borrower, e.xcept that under certain downside conditions  such  lower  strike  price as the  Lender  may  approve  in  writing following a written request by the Borrower;

     (iii) The Lender must have given its written consent to the counter-parties under the Commodity Hedging Agreements; and
                                       1

     (iv) The Lender  shall have  received  first and prior  perfected  securIty interests  pursuant  to security  agreements  in fonn and  substance  reasonably satisfactory  to  the  Lender  in  and  to  the  Commodity  Hedging  Agreements.
"Acceptable  Hedging  Agreements" means Acceptable  Commodity Hedging Agreements
and  Acceptable  Rate  Management  Transactions.   "Acceptable  Rate  Management
Transactions" means any Rate Management Transaction meeting all of the following criteria:

     (v) The tenus thereof are satisfactory to the Lender; and

     (vi) The Persons with whom such  Transactions are effected are satisfactory to the Lender.

     "Affiliate"  means,  with  respect  to a  Person,  (a) any  Person  owning,
Controlling or holding with power to vote 1 0% or more of the outstanding voting interests  of the  referenced  Person,  (b) any  Person  1 0% or  more of  whose outstanding  voting  interests are directly or indirectly  owned,  Controlled or held with power to vote by the  referenced  Person,  (c) any Person  directly or
indirectly  Controlling,   Controlled  by  or  under  common  Control  with  the
referenced  Person,  (d) any relative  within the third degree of kindred of the referenced  Person,  or (e) any officer,  director,  limited  liability  company manager,  trustee,  beneficiary,  employee or general  partner of the referenced
Person or of any Person  referred  to in clauses ( a).  (b).  (c) or (d) of this definition.  The tenn "Affiliate" shall include Affiliates of Affiliates (and so
on).

     "Agreement"  means this  Credit  Agreement,  as the same may  hereafter  be modified or amended from time to time.

     " Available  Commitment"  means, at any time, an amount equal to the lesser of the Commitment Amount or the Borrowing Base.

     "Borrower" means GultWest Development Company, a Texas corporation.

     "Borrowing  Base" means the amount most recently  detennined and designated by the Lender as the Borrowing Base in accordance with Section 2.8.1,  but in no event in excess of the Commitment  Amount,  as such Borrowing Base is reduced in accordance  with Section 2.8.2.  The Borrowing Base ~der Section 2.8.1 is deemed to be $2,100,000 as of the Closing Date.

     "Borrowing Base Deficiency" means, as of the date of detennination of a new
Borrowing Base under Section 2.8.1, the amount, if any, by which the outstanding principal balance of the Loans plus the UC Exposure exceeds the Borrowing Base.

     "Business  Day" means any day (other than  Saturdays  and Sundays) on which the Lender is open for general banking business in Dallas, Texas.

     "Change of Control  Event"  means the failure of the  Guarantor  to own and control at least 100% of every class of Equity Interests of the Borrower.
                                       2

     "Closing" means the consummation of the transactions contemplated herein.

     "Closing Date" means the date of this Agreement.

     "Collateral"  means the Property  pledged to the Lender as security for the
Note.
     "Collateral  Value" means,  with respect to any Oil and Gas  Property,  the positive  dollar amount which such Oil and Gas Property  contributed to the most recently determined Borrowing Base.

     "Commitment"  means the  commitment  of the  Lender to make Loans and issue
letters  of  credit  not  exceeding  at  any  time   outstanding  the  Available
Commitment.

     "Commitment Amount" means the amount of $10,000,000.

     "Commodity  Hedging  Agreements"  means  any swap  agreement,  cap,  floor, collar, exchange transaction, forward agreement, or other exchange or protection agreement  relating  to  hydrocarbons  or any  option  with  respect to any such transaction.

     "Commonly Controlled Entity" means any Person which is under common control with the Borrower within the meaning of Section 4001 of ERISA.

     "Compliance  Certificate"  means a certificate,  substantially  in the form attached  hereto  entitled  "Form  of  Compliance  Certificate",  executed  by a
Responsible  Officer and furnished to the Lender from time to time in accordance with Section 7.2.1.

         "Control,"  "Controlling" and "Controlled by" mean the ability (directly or indirectly  through one or more intermediaries)  to direct or cause the  direction of the  management  or affairs of a Person,  whether  through the ownership of voting interests, by contract or otherwise.

     "Debt" of any Person means at any date, without duplication:

     (i) all obligations of such Person for money borrowed,  including,  without limitation,  (a)  the  obligations  of  such  Person  for  money  borrowed  by a partnership of which such Person is a general partner, (b) obligations which are secured  in  whole  or in  part by the  Property  of  such  Person,  and (c) any obligations  of such  Person in respect  of  letters  of credit  and  repurchase agreements;
     (ii) all obligations of such Person evidenced by notes,  debentures,  bonds or similar instruments;
     (iii) all obligations of such Person to pay the deferred  purchase price of
Property or services;
     (iv) all obligations of such Person as lessee under capital  leases,  other than usual and customary oil and gas leases;
      (v) all liabilities which in accordance with GAAP would be included in deteffilining total liabilities as shown on the liability side of a balance sheet;
                                       3

     (vi) all obligations of such Person under Hedging Agreements; and

     (vii) all Guarantees by such Person of Debt of another Person.

     "Default"  means the  occurrence  of an Event of Default or any event which with  notice,  lapse of time or both would,  unless  cured or waived,  become an
Event of Default.

     "Default Rate" means a per annum interest rate equal to five percent (5.0%)
plus the TCB Rate from time  to-time in effect,  but in no event  exceeding  the
Highest Lawful Rate.

     "Dollars"  and "$" shall  mean  dollars  in lawful  currency  of the United
States of America.

     "Environmental Complaint" shall mean any written or oral complaint,  order, directive, claim, citation, notice of environmental report or investigation,  or other notice by any  Governmental  Authority or any other Person with respect to
(a)  air  emissions,   (b)  spills,   releases,  or  discharges  to  soils,  any
improvements located thereon, surface water, groundwater,  or the sewer, septic, waste  treatment,  storage,  or disposal  systems  servicing any Property of the
Borrower, (c) solid or liquid waste disposal, (d) the use, generation,  storage,
transportation,   or  disposal  of  any  Hazardous   Substance,   or  (e)  other
environmental,  health, or safety matters affecting any Property of the Borrower or the business conducted thereon.

     "Environmental  Laws"  means any law,  statute,  regulation,  order or rule promulgated  by any  Governmental  Authority,  whether  local,  state or federal relating to air pollution,  water pollution,  noise control and/or transporting, storing,  handling,  discharge,  disposal  or  recovery  of on-site or off- site hazardous substances or materials,  as each of the foregoing may be amended from time to time.

     "Environmental  Liability" means any claim,  demand,  obligation,  cause of action,  accusation,  allegation,  order, violation,  damage, injury,  judgment, penalty or fine, cost of enforcement,  cost of remedial action or any other cost or expense whatsoever,  including reasonable  attorneys' fees and disbursements, resulting from the violation or alleged  violation of any  Environmental  Law or the imposition of any Environmental Lien.

     "Environmental  Lien" means a Lien in favor of a Tribunal  or other  Person
(i) for any liability  under an  Environmental  Law or (ii) for damages  arising from or costs incurred by such Tribunal or other Person in response to a release or threatened release of hazardous or toxic waste, substance or constituent into the environment.

     "Equipment"  of a Person  means  all of such  Person's  equipment,  as such teffil is defined in the UCC, whether now owned or hereafter acquired, including but not  limited to all  present  and  future  machinery,  vehicles,  furniture, fixtures,  manufacturing  equipment,  shop equipment,  office and  recordkeeping
equipment,   parts,  tools,   supplies,   and  including  specifically  (without
limitation)  the goods  described in any equipment  schedule or list herewith or hereafter furnished to the Lender by such Person.
                                      4

     "Equity  Interests" means, with respect to any Person,  ownership and other
~equity  interests in such Person and rights to convert into ownership or equity interests  in such Person or to  otherwise  acquire  ownership  or other  equity interests in such Person.

     "ERISA" means the  Employment  Retirement  Income  Security Act of 1974, as
amended,  together with all presently  effective and future  regulations  issued pursuant thereto.

     "Event of Default" has the meaning stated in Section 8.1 hereof.

     "Final  Maturity Date" or "Final  Maturity" means November 1, 2003, as such date may be accelerated as her~~n provided.

     "Floating  Rate"  means a per annum  interest  rate equal to the sum of one percent  (1.00%) plus the TCB Rate from time to time in effect,  but in no event exceeding the Highest Lawful Rate.

     "GAAP" means those generally accepted  accounting  principles and practices which are  recognized  as such by the American  Institute  of  Certified  Public
Accountants  acting through its Accounting  Principles Board or by the Financial
Accounting  Standards  Board or through other  appropriate  boards or committees thereof.  Any  accounting  principle  or practice  required to be changed by the
Accounting  Principles Board or Financial  Accounting  Standards Board (or other appropriate  board or  committee  of such  Boards)  in order  to  continue  as a generally accepted  accounting  principle or practice may be so changed.  In the event of a change in GAAP, the Loan Documents  shall continue to be construed in accordance with GAAP as in existence on the date hereof.

     "General  Intangibles"  of a  Person  means  all of such  Person's  general intangibles,  as such term is defined in the UCC, whether now owned or hereafter acquired,  including (without limitation) all present and future patents, patent applications,  copyrights,  trademarks,  trade names, trade secrets, customer or
supplier  lists  and  contracts,   manuals,  operating  instructions,   permits,
franchises,  licenses, rights to use bonds, rights to call on letters of credit, such Person's  causes of actions,  claims,  rights under  indemnity  agreements, rights to tax refunds,  rights to the proceeds of  litigation,  the right to use such Person's name, and the goodwill of such Person's business.

     "Governmental   Authority"   means  any  nation,   country,   commonwealth,
territory,  government, state,. county, parish, municipality, or other political
subdivision  and  any  entity  exercising  executive,   legislative,   judicial,
regulatory, or administrative functions of or pertaining to government.

     "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly  guaranteeing or in effect  guaranteeing  any
Debt of any other Person and,  without limiting the generality of the foregoing, any obligation,  direct or indirect, contingent or otherwise, of such Person (i)
to purchase or pay (or advance or supply  funds for the  purchase or payment of)
such  Debt or  other  obligation  (whether  arising  by  virtue  of  partnership arrangements,  by agreement to keep-well,  to purchase assets, goods, securities or services,  to  take-or-pay,  to make  reimbursement  in  connection  with any letter-of-credit  or to maintain  financial  statement  conditions,  by "comfort letter" or other similar undertaking of support or
                                       5

     otherwise)  or (ii)  entered  into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part).  The teml  "Guarantee"  includes  the  pledging or other  encumbrance  of assets by a
Person  to  secure  the  obligations  of  another  Person  and  restrictions  or limitations  on a  Person  or  its  assets  agreed  to in  connection  with  the obligations of another Person, but does not include  endorsements for collection or deposit in the ordinary  course of  business;  and  "Guaranteed"  by a Person shall mean the act or  condition  of  providing  a  Guarantee  by such Person or pemlitting a Guarantee of such Person to exist.

     "Guarantor" means GulfWest Oil Company, a Texas corporation.

     "Guaranty.; means the unconditional and unlimited guaranty of the Guarantor in favor of the  Lender  guarantying  the  Obligations  of the  Borrower  to the
Lender, in foml and substance satisfactory to the Lender and the Guarantor.

     "Hazardous  Substances"  shall  mean  flammables,  explosives,  radioactive materials,  hazardous wastes,  asbestos,  or any material  containing  asbestos,
polychlorinated   biphenyls  (PCBs),  toxic  substances  or  related  materials, petroleum,  petroleum  products,  associated  oil or  natural  gas  exploration, production,  and  development  wastes,  or any substances  defined as "hazardous substances,"  "hazardous  materials,"  "hazardous wastes," or "toxic substances"
under the Comprehensive Environmental Response,  Compensation and Liability Act,
as amended,  the Superfund  Amendments and Reauthorization  Act, as amended, the
Hazardous Materials  Transportation Act, as amended,  the Resource  Conservation and Recovery Act, as amended,  the Toxic Substances Control Act, as amended,  or any other law or  regulation  now or  hereafter  enacted or  promulgated  by any
Governmental Authority.

     "Hedging  Agreement"  means  a  Commodity  Hedging  Agreement  and  a  Rate
Management Transaction.

     "Highest Lawful Rate" means the maximum non-usurious  interest rate, if any
(or, if the context so requires, an amount calculated at such rate), that at any time or from time to time may be contracted for, taken,  reserved,  charged,  or received  under  applicable  laws of the State of Texas or the United  States of
America,  whichever  authorizes  the greater rate, as such laws are presently in effect or, to the extent  allowed by applicable  law, as such laws may hereafter be in effect and which allow a higher  maximum  non-usurious  interest rate than such laws now allow. To the extent the laws of the State of Texas are applicable for the purpose of detemlining the "Highest  Lawful Rate",  such teml shall mean the "weekly  ceiling"  from time to time in effect as referred to and defined in
Chapter 303 of the Finance Code of Texas, as amended.  The  determination of the
Highest Lawful Rate shall,  to the extent  required by applicable law, take into account as interest  paid or  contracted  for any and all  relevant  payments or charges under the Loan Documents.

     "Insolvency  Proceeding" of any Person means application (whether voluntary or  instituted  by another  Person) for or the consent to the  appointment  of a receiver,  trustee,  conservator,  custodian, or liquidator of such Person or of all or a  substantial  part of the Property of such  Person,  or the filing of a petition (whether  voluntary or instituted by another Person)  commencing a case under Title 11 of the United States Code, seeking liquidation, reorganization,

                                        6

or rearrangement or taking advantage of any bankruptcy, insolvency, debtor's relief, or other similar law of the United States, the
State of Texas, or any other jurisdiction.

     "Inventory" of a Person means all of such Person's inventory,  as such term is  defined  in the UCC,  whether  now  owned  or  hereafter  acquired,  whether consisting  of whole goods,  spare parts or  components,  supplies or materials, whether  acquired,  held or  furnished  for  sale,  for  lease or under  service contracts or for manufacture or processing, and wherever located.

     "Investment"  in any  Person  shall mean any stock,  bond,  note,  or other evidence of Debt, or any other  security  (other than current trade and customer accounts) of, investment or partnership  intere~t in or loan or advance to, such
Person.

     "Investment  Property"  of a Person means all of such  Person's  investment property,  as such term is defined in the UCC,  whether  now owned or  hereafter acquired,  including but not limited to all securities,  security  entitlements, securities accounts,  commodity contracts,  commodity accounts,  stocks,  bonds, mutual fund shares, money market shares and U.S. Government securities.

     "Lender" means Texas Capital Bank,  N.A., a national  banking  association, and its successors and assigns.

     "L/C  Exposure"  shall  mean,  at any time,  the  aggregate  maximum  amount available to be drawn under outstanding Letters of Credit at such time.

     "Letter  of  Credit"  means any letter of credit  issued  pursuant  to this
Agreement.

     "Letter of Credit  Application"  shall mean the  standard  letter of credit application  employed by the Lender from time to time in connection with letters of credit.

     "Letter of Credit  Fee"  shall  mean each fee  payable to the Lender by the
Borrower in connection with the issuance of a Letter of Credit.

     "Letter of Credit  Limit" has the meaning  given such term in Section 2.1.1
(ii).

     "Lien" means, as to any Person, any mortgage,  lien, pledge, adverse claim, charge, security interest, negative pledge or other encumbrance in or on, or any interest or title of any vendor,  lessor, lender or other secured party to or of the Person  under any  conditional  sale or other title  retention  agreement or capital  lease with  respect to, any  property  or asset of the  Person,  or the signing or filing of a financing  statement which names the Person as debtor, or the  signing  of any  security  agreement  authorizing  any other  Person as the secured party thereunder to file any financing statement.

     "Loan" means a loan made, deemed made in connection with the payment by the
Lender  on any  Letter of  Credit  or to be made by the  Lender to the  Borrower pursuant  to this  Agreement  or the  aggregate  outstanding  amount of all such loans, as the context may require.

     "Loan Documents" or "Loan Papers" shall mean this Agreement,  the Note, the
Letter of Credit Applications,  the Security Documents,  and all other documents and instruments now or
                                        7

     hereafter  delivered  pursuant to the tenus of or in  connection  with this
Agreement,  the  Note,  the  Letter  of  Credit  Applications,  or the  Security
Documents,  and all renewals and extensions of,  amendments and  supplements to, and restatements of, any or all of the foregoing from time to time in effect.

     "Material  Adverse  Effect"  shall  mean for any  Person  (i) any  material adverse effect on the business, operations, properties, results of operations or condition  (financial or otherwise)  of such Person,  (ii) any material  adverse effect  upon the  business  operations,  properties,  results of  operations  or condition  (financial or otherwise) of such Person which increases the risk that any of the Debt of such  Person will not be repaid as and when due, or (iii) any material adverse effect upon the Collateral or the priority or enforceability of the Liens  securing  the Note;  if under any of the  circumstances  described in clauses  (i).  (ii)  and(iii)  preceding,  the  material  adverse  effect  could reasonably be  anticipated  to involve  damage,  loss or Debt of$25,000 or more.

     "Material  Agreement"  means,  with  respect to any  Person,  any  material written or oral agreement,  contract, commitment, or understanding to which such
Person is a party,  by which such Person is directly or indirectly  bound, or to which any  Property of such Person may be subject,  which is not  cancelable  by such  Person upon notice of 90 days or less  without (i)  liability  for further payment in excess of $25,000 or (ii)  forfeiture of Property having an aggregate value in excess of $25,000.

     "Material Debt" means Debt aggregating in excess of $25,000.

     "Margin Regulations" means Regulations T, U and X of the Board of Governors of the Federal Reserve System, as in effect from time to time.

     "Mortgages"  mean deeds of trust,  mortgages,  assignments  of  production, security  agreements,  collateral  mortgages,  and  acts of  pledge  in fonD and substance  acceptable  to the Lender to be  executed by the  appropriate  Person pursuant  to  which  the  Lender  is  granted  a  first  and  prior  Lien on the
Collateral, subject only to Pennitted Liens.

     "Note"  means the  promissory  note of the  Borrower  (and any  renewal  or extension thereof) evidencing the obligation of the Borrower to repay the Loans, substantially in the ..fonn attached hereto entitled "Fonn of Promissory  Note", with appropriate insertions.

     "Notice of Borrowing"  means the notice  referred to in Section 2.2,  which shall be substantially  in the. fonD of the attachment  hereto entitled "Fonn of
Notice of Borrowing."

     "Obligations"  shall mean, without  duplication,  (i) all Debt evidenced by the Note,  (ii) the  Reimbursement  Obligations,  (iii) the  undrawn,  unexpired amount of all outstanding Letters of Credit, (iv) the obligation of the Borrower for the payment of the fees payable hereunder or under the other Loan Documents, and (v) all other obligations and liabilities of the Borrower to the Lender, now existing or hereafter incurred,  under, arising out of or in connection with any
Loan Document, and to the extent that any of the foregoing includes or refers to the payment of amounts deemed or constituting interest,  only so much thereof as shall have accrued,  been earned and which remains  unpaid at each relevant time of detennination.

     "Officer's  Certificate"  means  a  certificate  signed  by  a  Responsible
Officer.
                                        8

     "Oil and Gas Properties" shall mean fee,  leasehold,  or other interests in or under mineral  estates or oil,  gas, and other liquid or gaseous  hydrocarbon leases with respect to Properties situated in the United States or offshore from any  State of the  United  States,  including,  without  limitation,  overriding
royalty  and  royalty  interests,   leasehold  estate  interests,   net  profits
interest.s,  production payment interests,  and mineral fee interests,  together
with  contracts   executed.   III   connection   therewith  and  all  tenements,
hereditaments, appurtenances and PropertIes appertaining, belonging, affixed, or incidental thereto.

     "PBGC"  means  the  Pension  Benefit  Guaranty  Corporation  or any  entity succeeding to any or all of its functions under ERISA.

     "Permitted Indebtedness" means (i) the Obligations, (ii) unsecured accounts payable  incurred in the ordinary  course of  business,  which are not unpaid in excess of 90 days beyond the invoice  date  therefor or are being  contested  in good faith and as to which such reserve as is required by GAAP has been made and on which  interest  charges are not paid or accrued,  (iii)  unsecured  accounts payable  owed to insurance  companies  for  insurance  contracts  maintained  by
Borrower in its ordinary course of business and (iv) if the Lender has given its prior written consent thereto, Subordinated Debt.

     "Permitted Investments" means investments in (i) indebtedness, evidenced by notes  maturing  not more  than 180 days  after  the date of  issue,  issued  or guaranteed by the government of the United States of America,  (ii) certificates of deposit  maturing  not more than 180 days after the date of issue,  issued by the Lender or by commercial  banking  institutions  each of which is a member of the  Federal  Reserve  System and which has  combined  capital  and  surplus and undivided profits of not less than $50,000,000, (iii) commercial paper, maturing not more than 90 days after the date of issue,  issued by (a) the Lender (or any parent  corporation of the Lender) or (b) a corporation (other than an Affiliate of the Borrower)  with a rating of "P 1" (or its then  equivalent)  according to
Moody's  Investors  Service,  Inc., "A-I" (or its then equivalent)  according to
Standard & Poor's  Corporation  or "F-l" (or its then  equivalent)  according to
Fitch's Investors  Services,  Inc. or (iv) such other instruments,  evidences of indebtedness or investment securities as the Lender may approve.

     "Permitted Liens" means, with respect to any Property,

          (i) Liens in favor of the Lender;

          (ii) .the  following,  if the  validity  and amount  thereof are being contested in good faith and by appropriate legal proceedings and so long as
     (a) levy and execution  thereon have been stayed and continue to be stayed,
     (b) they do not in the  aggregate  materially  detract from or threaten the value of the asset,  or materially  impair the use thereof in the operation of the Borrower's business, and (c) a reserve therefor, if appropriate, has been  established:  claims and Liens for Taxes due and payable;  claims and
     Liens upon and defects of title to real and  personal  property,  including any attachment of personal or real property or other legal process prior to adjudication  of a dispute on the  merits;  claims and Liens of  mechanics, materialmen,  warehousemen,  or  carriers,  or similar  Liens;  and adverse judgments on appeal;

          (iii) Liens for Taxes not past due;
                                        9

          (iv)  mechanics'  and  materialmen's  Liens for  services or material~
     forwhich payment is not past due;

          (v) o?erators' Liens incurred pursuant to operating agreements entered into by the  Borrower  m the  ordInary  course  of  business  which  secure obligations not past due; and

          (vi) Liens in favor of the lessor on the  Property  being leased under any capital lease permitted hereunder.

          "Permitted Loans and  Investments"  means (i) loans by the Borrower to or the  acquisition  of  Investments  by- ~he  Borrower  in any  Person not
     exceeding in the  aggregate  outstanding  at any time the amount of $25,000 and not  otherwise  permitted  under  this  Agreement  and  (ii)  Permitted
     Investments.

          "Person"  means a corporation,  an  association,  a joint venture,  an organization,  a business,  an  individual  or a  government  or  political subdivision thereof or any governmental agency.

          "Personal Property Collateral" with respect to a Borrower means all of such Borrower's  Equipment,  General Intangibles,  Inventory,  Receivables,
     Accounts,  Investment Property,  all sums on deposit at the Lender, and any items  in any  lockbox  maintained  at the  Lender;  together  with (i) all substitutions  and  replacement  for and products of any of the  foregoing;
     (ii)  proceeds  of any and all of the  foregoing;  (iii) in the case of all tangible goods, all accessions; (iv) all accessories,  attachments,  parts, equipment  and repairs now or  hereafter  attached or affixed to or used in connection with any tangible goods; and (v) all warehouse  receipts,  bills of lading  and other  documents  of title now or  hereafter  covering  such goods.

          "Plan" means, at any time, any employee  benefit plan which is covered by ERISA and in respect of which the  Borrower or any  Commonly  Controlled
     Entity is (or,  if such plan were  terminated  at such  time,  would  under
     Section 4069 of ERISA be deemed to be) an  "employer" as defined in Section
     3(5) of ERISA.

          "Property"  means  any  interest  in any kind of  property  or  asset, whether real, personal or mixed, tangible or intangible.

          "Rate Management Transaction" shall mean any transaction (including an agreement with respect  thereto) now existing or hereafter  entered into by the Borrower which is a rate swap,  basis swap,  forward rate  transaction, commodity swap,  commodity  option,  equity or equity index swap, equity or equity index option,  bond option,  interest rate option,  foreign exchange
     transaction,  cap  transaction,  floor  transaction,   collar  transaction,
     forward  transaction,  currency swap transaction,  cross-currency rate swap transaction,  currency option or any other similar  transaction  (including any option with respect to any of these  transactions)  or any  combination thereof,  whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

          "Receivables"  of the  Borrower  means  each  and  every  right of the
     Borrower to the payment of money,  whether such right to payment now exists or hereafter  arises,  whether such right to payment  arises out of a sale, lease or other  disposition of goods or other property,  out of a rendering of  services,  out of a loan,  out of the  overpayment  of  taxes  or other liabilities, or
                                       10

          otherwise  arises under any contract or agreement,  whether such right to payment-is created, generated or earned by the Borrower or by some other person who  subsequently  transfers its interest to the  Borrower,  whether such right to  payment  is or is not  already  earned by  performance,  and howsoever  such right to payment may be evidenced,  together with all other rights and interests (including all liens and security interests) which the
     Borrower  may at any time  have by law or  agreement  against  any  account debtor or other  obligor  obligated to make any such payment or against any property of such account  debtor or other  obligor;  all  including but not limited to all  present and future  accounts,  contract  rights,  loans and obligations  receivable,  chattel  papers,  bonds,  notes  and  other  debt instruments,  tax  refunds  and  rights to payment in the nature of General
     Intangibles.

          "Reimbursement  Obligation"  means the  obligation  of the Borrower to provide to the Lender or  reimburse  the  Lender for any  amounts  payable, paid, or incurred by the Lender with respect to Letters of Credit.

          "Requirement  of Law" means,  as to any  Person,  the  certificate  or articles of incorporation and by-laws or other  organizational or governing documents of such Person, and any applicable law, treaty, ordinance, order, judgment,  rule,  decree,  regulation,  or  determination of an arbitrator, court, or other  Governmental  Authority,  including,  without  limitation,
     rules,  regulations,   orders,  and  requirements  for  permits,  licenses,
     registrations, approvals, or authorizations, in each case as such now exist or may be  hereafter  amended and are  applicable  to or binding  upon such
     Person  or  any of its  Property  or to  which  such  Person  or any of its
     Property is subject.  Unless otherwise specified,  the "Person" referred to in this definition shall be deemed to be the Borrower.

          "Responsible Officer" means, Thomas R. Kaetzer, President, and Richard
     L. Creel, Vice President, of the Borrower.

          "Regulation  U" means  Regulation  U of the Board of  Governors of the
     Federal Reserve System, as in effect from time to time.

          "Release of  Hazardous  Substances"  shall mean any  emission,  spill, release, disposal, or discharge,  except in accordance with a valid permit, license,  certificate,  or approval of the relevant Governmental Authority, of any  Hazardous  Substance  into or upon  (a) the air,  (b)  soils or any improvements located thereon, (c) surface water or groundwater,  or (d) the sewer or septic system, or the waste treatment, storage, or disposal system servicing any Property of the Borrower.

          "Restricted Payment" means:

               (i)  the  declaration  or  payment  of any  dividend  on,  or the incurrence of any liability to make any other payment or  distribution in  respect  of,  any shares of or other  ownership  interests  in the
          Borrower without the prior written consent of the Lender;

               (ii) any  payment or  distribution  on  account of the  purchase, redemption  or other  retirement  of any shares of or other  ownership interests in the Borrower, or of any warrant, option or other right to acquire such shares or such other  ownership  interests,  or any other payment or distribution  made in respect  thereof,  either directly or indirectly;
                                       11

               (iii)  the  repayment  by the  Borrower  of any  Debt  owed to an
          Affiliate,  unless such Debt  constitutes  Subordinated  Debt and such repayment is peflllitted by the  subordination  agreement  executed by such Affiliate in connection therewith; or

               (iv) any  repayment  by the  Borrower of a loan or  extension  of credit from any Affiliate.

     The amount of any Restricted  Payment in Property shall be deemed to be the greater of its fair market value or its net book value ("fair market value" will be deteflllined by the mutual  agreement of the Borrower and the Lender or by an appraisal in foflll, and prepared by an appraiser,  selecte4 by the Borrower and acceptable to the Lender).

     "Revolving  Credit Period" means the period  commencing on the Closing Date and ending on the Final Maturity Date.

     "Security   Documents"  or  "Security   Instruments"   means  the  security
instruments executed and delivered in satisfaction of the condition set forth in
Section 5.2.3,  and all other  documents and instruments at any time executed as security for all or any  -----------------  portion of the Obligations,  as such instruments may be amended, restated, or supplemented from time to time.

     "Setex" means Setex Oil and Gas Company, a Texas corporation.

     "Single  Employer  Plan"  means a Plan  maintained  by the  Borrower or any member of the  Controlled  Group for  employees of the Borrower or any member of the Controlled Group.

     "Subordinated  Debt" means Debt of the  Borrower  evidenced  by  promissory notes which by their tefllls, and by separate written  subordination  agreements among the payee thereof,  the Borrower and the Lender, have been subordinated to the Note and other Obligations on tefllls satisfactory to the Lender.

     "Subsidiary" means for any Person, any corporation or other entity of which securities or other ownership  interests having ordinary voting power to elect a majority  of the  board of  directors  or  other  persons  perfofllling  similar functions are at the time directly or indirectly  owned,  collectively,  by such
Person and any Subsidiaries of such Person.  The teflll Subsidiary shall include
Subsidiaries of Subsidiaries (and so on).

     "Superfun~  Site"  shall  mean  those  sites  listed  on the  Environmental
Protection Agency National Priority List and eligible for remedial action or any comparable state registries or list in any state of the United States.

     "Taxes"  means  all  taxes,  assessments,  filing  or other  fees,  levies, imposts, duties,  deductions,  withholdings,  stamp taxes, interest equalization taxes,  capital  transaction taxes,  foreign exchange taxes or charges, or other charges of any nature whatsoever from time to time or at any time imposed by any law or Tribunal.

     "TCB  Rate"  means,  on any day,  the prime rate as  published  in The Wall
Street  Journal's  "Money Rates" table for such day. If multiple prime rates are quoted in such table,  then the highest  prime rate quoted  therein shall be the
TCB Rate. In the event that a prime rate is not
                                       12

     published in The Wall Street  Journal's  "Money Rates" table for any reason or The  WaIl-Street  Journal is not  ---------------------------  published that day, the Lender will choose a substitute  TCB Rate,  for purposes of calculating
the  interest  rate   applicable   hereunder,   which  is  based  on  comparable
information,  until  such  time as a prime  rate is  published  in The ---- Wall
Street Journal's  "Money Rates" table. In this  connection,  such prime rate for each  Saturday,  Sunday  or  day  for  ----------------------  which  banks  are authorized  to be closed in the state of Texas  shall be the most  recent  prime rate so published if published no more than three days prior to such date.  Each change in the TCB Rate shall become effective  without notice to the Borrower on the effective date of each such change.

     "Transferee"  means  any  Person to which the  Lender  has sold,  assigned, transferred, or granted a participation in any of the Obligations, as authorized hereunder,  and any Person  acquiring,  by purchase,  assignment,  transfer,  or participation,  from any such purchaser,  assignee,  transferee, or participant, any part of such Obligations.

     "Tribunal"  means  any  court,   tribunal,   governmental   body,   agency,
arbitration panel, or instrumentality.

     "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the State of Texas.

     "Unused Available  Commitment" means, at any time, an amount (not less than zero) equal to the remainder,  if any, of the (a) Available Commitment in effect at such time  minus (b) the  outstanding  principal  amount of all Loans at such time minus (c) the UC Exposure at such time.

     1.2 Accounting Terms and Determinations; Changes in Accounting.

     1.2.1 Unless otherwise  specified herein,  all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance  with  GAAP,  applied  on a  basis  consistent  (except  for  changes concurred in by the independent public accountants and with respect to which the
Borrower shall have promptly notified the Lender on becoming aware thereof) with the most recent financial statements of the Borrower delivered to the Lender.

     1.2.2 The  Borrower  will not change its method of  accounting,  other than immaterial changes in methods, changes permitted by GAAP in which the Borrower's independent  public accountants concur and changes required by a change in GAAP, without the prior written consent of the Lender.

     1.3  References.  References  in this  Agreement  to  Exhibits,  Schedules,
Annexes,  Appendixes,  Attachments,  Articles,  Sections or clauses  shall be to exhibits,  schedules,  annexes, appendixes,  attachments,  articles, sections or clauses of this Agreement,  unless expressly stated to the contrary.  References
in  this  Agreement  to  "hereby,"   "herein,"   "hereinafter,"   "hereinabove,"
"hereinbelow,"  "hereof,"  "hereunder"  and words of similar  import shall be to this Agreement in its entirety and not only to the particular Exhibit, Schedule,
Annex,  Appendix,  Attachment,  Article,  or  Section  in which  such  reference appears.  This Agreement,  for convenience  only, has been divided into Articles and Sections;  and it is understood that the rights and other legal relations of the parties hereto shall be determined from this instrument as an
                                       13

     entirety and without  regard to the  aforesaid  division  into Articles and
Sections and wit~out  regard to headings  prefixed to such Articles or Sections.
Whenever the context requIres,  reference herein made to the single number shall be  understood  to  include  the  plural;  and  likewise,  the  plural  shall be understood to include the singular. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated. Words denoting sex shall be construed to include the masculine,  feminine and neuter, when such construction is appropriate;  and specific  enumeration  shall not exclude the general but shall be  construed  as
cumulative.  The  Exhibits,   Schedules,  Annexes,  Appendixes  and  Attachments
attached  to this  Agreement  and items  referenced  as being  attached  to this
Agreement  are  incorporated  herein  and  shall  be  considered  a part of this
Agreement for all purposes. --

                                   ARTICLE II

                 COMMITMENT TO LEND AND ISSUE LETTERS OF CREDIT

     2.1 Commitment.

     2.1.1 During the Revolving  Credit Period and so long as no Default exists, the Lender agrees, subject to the other terms and conditions of this Agreement:

          (i) To lend to the Borrower from time to time amounts not to exceed in the aggregate at anyone time  outstanding  an amount equal to the Available
     Commitment as in effect from time to time.

          (ii) To issue  letters  of credit or renew  Letters  of Credit for the account of the  Borrower  from time to time in amounts not to exceed in the aggregate  at anyone  time  outstanding  the  lesser  of the  amount of (a)
     $500,000  or (b) the  Borrowing  Base in effect at such time  (such  lesser amount being herein referred to as the "Letter of Credit Limit"),  it being understood that  outstanding  funding  obligations  under Letters of Credit shall reduce the Unused Available Commitment hereunder.

          (iii) Notwithstanding any other provision of this Agreement,  under no circumstances  shall the Lender ever be  obligated  to lend to the Borrower any amount or to issue any letter of credit on behalf of the Borrower which would cause the Lender to violate any lending  limits or  restrictions  now existing or hereafter imposed on the Lender by any Governmental  Authority, nor shall the Lender have an implied duty to sell or  participate a portion of the Note or other Obligations to any other Person in order to permit the
     Lender to lend to the Borrower additional amounts or to issue any letter of credit on behalf of the Borrower.

     2.1.2 The Lender shall not be obligated  to lend to the  Borrower,  and the
Borrower shall not be entitled to borrow hereunder, any amount which would cause the sum of the outstanding  principal amount of all Loans made by the Lender and the undrawn amount of all outstanding  Letters of Credit to exceed the Available
Commitment of the Lender then in effect.

     2.1.3  The  Lender  shall  not be  obligated  to issue a letter  of  credit pursuant to Section  --------  :f.1-:.Lor  to renew a Letter of Credit,  and the
Borrower  shall not be  entitled to have a letter of credit  issued  pursuant to such Section or to have a Letter of Credit renewed, if the issuance of the
                                       14

     requested  letter of credit or the renewal of an existing  Letter of Credit would cause the Letter of Credit Limit to be exceeded, after taking into account the mandatory reductions in the Borrowing Base required during the proposed term of such requested letter of credit or renewal Letter of Credit.

     2.2 Method of Borrowing and Obtaining Letters of Credit.

     2.2.1 The  Borrower  shall give the Lender a Notice of  Borrowing  prior to
12:00 noon (Dallas  time) of the day of the  requested  Loan under  Section 2.1.

     2.2.2 Unless the Lender determines that any applicable  condition specified in Article V or elsewhere  herein has not been  satisfied,  the Lender will make the funds  available  to the  Borrower at the  Lender's  address  referred to in
Section 9.6.

     2.2.3 The  Borrower  shall give the  Lender a request  for letter of credit prior to 12:00 noon (Dallas  time) at least three (3) Business  Days before each requested  letter of credit under  Section 2.1, by completing  and  delivering a
Notice of Borrowing together with a completed Letter of Credit Application.  The expiry date of such requested  letter of credit cannot be later than the earlier of (a) one (1) year from the date of issuance or (b) the last date before  which the  Borrowing  Base is scheduled to reduce to an amount less than the aggregate undrawn amount of the requested letter of credit and the outstanding  Letters of
Credit which, by their terms, might be outstanding on such reduction date or (c)
the date which is 30 days prior to the Final Maturity Date. The Letter of Credit
Application  must be  completed  in a manner  and shall use such  wording  as is acceptable to the Lender.

     2.2.4 Upon  receipt of the Letter of Credit  Application,  the Lender shall issue such letter of credit if the  conditions of Article V or elsewhere  herein have been satisfied. -------------

     2.2.5 Subject to the terms hereof,  in the event that any  beneficiary of a
Letter of Credit shall have taken the steps  necessary to obligate the Lender to make a payment under such Letter of Credit, the Borrower shall be deemed to have delivered to the Lender an irrevocable Notice of Borrowing under Section 2.2 for a Loan in the amount of such  payment  amount,  regardless  of any  ------------
limitations  set forth  herein.  The Lender  shall pay over the proceeds of such
Loan to itself as reimbursement for amounts paid under such Letter of Credit.

     2.Note.  The Loans shall be evidenced  by the Note issued by the  Borrower, payable to the order of the Lender in the Commitment Amount.

     2.4 Certain Payments and Prepayments of Principal .

     2.4.1 If at any time the aggregate  principal of the Loans  outstanding and the undrawn  amount of the  outstanding  Letters of Credit  exceed the Borrowing
Base then in effect,  the Borrower  shall within one (1) Business Day after such occurrence,  repay the principal of the Loans in an amount equal to such excess, except that if the circumstances described in this Section are the direct result of a new  determination  of the  Borrowing  Base under Section  2.8.1,  then the provisions of Section 2.8.3 shall apply.
                                       15

     2.4.2 In the event that a  prepayment  is  required  under this  Section or
Section 2.8.3 and the outstanding  Loans are less than the amount required to be prepaid,  the  Borrower  shall  repay the entire  balance  of the Loans and,  in accordance  with the  provisions  of the relevant  Letter of Credit  Application executed by the Borrower or otherwise to the satisfaction of the Lender, deposit with the Lender as additional collateral securing the Obligations,  an amount of cash,  in  immediately  available  funds,  equal to the L/C  Exposure  minus the
Borrowing Base.

     2.5 Interest.

     2.5.1 The unpaid  principal  balance of the Loans shall bear  interest from the date hereof, payable as it accrues on December 1, 2000, and on the first day of each month thereafter and at maturity (stated or by acceleration),  at a rate per annum equal to the lesser of the (i) the  Floating  Rate or such higher rate as is specified in Section 3.3 or (ii) the Highest Lawful Rate.

     2.5.2 Each change in the rate of interest  charged  hereunder  shall become effective  automatically  and without  notice to the Borrower upon the effective date of each change in the Floating Rate or the Highest Lawful Rate, as the case may be.

     2.6 Unused Available  Commitment  Fees;  Engineering  Fees;  Facility Fees;
Letter of Credit Fees; Authorized Payments by Lender.

     2.6.1 The Borrower  shall pay to the Lender a commitment fee of one-half of one percent  (1/2 of 1%) per annum,  calculated  daily on the actual  number of days the  Commitment  is  outstanding  on the  amount  of the  Unused  Available
Commitment  in  effect  from time to time,  such  commitment  fee to be  payable quarterly  as it accrues on each  January 1, April 1, July 1, and  October 1 and upon termination of the Available Commitment.

     2.6.2  The  Borrower  shall  pay  to the  Lender  on the  Closing  Date  an engineering fee in the amount of $3,000 and thereafter  shall pay an engineering fee in the amount  of$3,000  if the  Lender's  internal  engineers  perform  the engineering  review of the  Collateral  or the actual  fees and  expenses of any third-party  engineers retained by the Lender to prepare an engineering  report, payable at the time of the scheduled or Borrower requested  determination of the
Borrowing Base referred to in Section 2.8.1 or at the time of a  redetermination of the Borrowing Base required under Section 7.9.2.

     2.6.3 To  compensate  the Lender for the costs of the  extension  of credit hereunder,  the  Borrower  shall pay to the Lender (i) on the  Closing  Date,  a
facility  fee  in  the  amount  of  $21,000  and  (ii)   thereafter   upon  each
determination  of an increase in the Borrowing Base pursuant to Section 2.8.1, a facility  fee in the  amount of one  percent  (1.00%) of the amount by which the
Borrowing   Base  is  increased  over  that  in  effect  on  the  date  of  such determination.

     2.6.4 The Borrower  shall pay to the Lender at the time of each issuance of a letter of credit  hereunder  and at the time of each renewal or extension of a
Letter of Credit, (i) a letter of credit fee equal to the greater of (a) one and one-half  percent  (1.5%) per annum of the face  amount of such Letter of Credit for the maximum number of days which such Letter of Credit, by its terms,  could remain  outstanding or (b) $500, and (ii) the normal and standard charges of the
Lender for the issuance, delivery and confirmation of such Letter of Credit.
                                       16

     2.6.5 The Lender is  irrevocably  authorized to make Loans for the paymeni-
of the fees and  expenses  of the  Lender  required  to be paid by the  Borrower hereunder. The Lender shall pay over such Loan proceeds to itself or directly to such other Person entitled to payment hereunder.

     2.7 Termination of Commitment,' Maturity of Loans.

          2.7.1 The Commitment  shall terminate no later than the Final Maturity
     Date,  and any Loans  then  outstanding  (together  with  accrued  interest thereon) shall be due and payable in full on such date.

     2.7.2  -The  Borrower  shall  have the right  upon  payment  in full of the
Obligations and the cancellation of all outstanding Letters of Credit, to cancel in full (but not in part) the Commitment, with no right of reinstatement.

     2.8  Determination of Borrowing  Base,'  Automatic  Reductions in Borrowing
Base,'  Borrowing Base  Deficiency,'  Notice of  Redeterminations;  Requests for
Reductions in Borrowing Base.

     2.8.1 On the basis of the information furnished to the Lender hereunder and
such  other  reports,   appraisals  and  information  as  the  Lender  may  deem
appropriate,  the Lender shall have the right to determine a new Borrowing  Base as of June 1,2001,  and each December 1 and June 1 occurring  thereafter  during the Revolving Credit Period (the "scheduled  determinations"),  or at such other or  additional  times during the  Revolving  Credit  Period as the Lender in its reasonable  discretion  and at its  sole  cost  may  elect  (the  "discretionary determinations"),  and the Lender shall  determine a new Borrowing  Base at such additional  times,  but no more often than one (1) time in any  12-month  period without  the  Lender's  consent,  as the  Borrower  may request  (the  "Borrower requested determinations"). Such determinations, if made, shall be in accordance with the  Lender's  customary  practices  and  standards  for loans of a similar nature  as in  effect  at the time  such  determinations  are made and  shall be conclusive,  and any  increases  in the  Borrowing  Base shall be subject to the
Lender's  complete  credit approval  process.  Any new Borrowing Base determined under this Section shall be effective  immediately upon its communication to the
Borrower regardless of any Notice of Borrowing the Lender might have received.

     2.8.2 The Borrowing Base shall be automatically reduced monthly, commencing
January 1, 2001,  and on the rust day of each month  thereafter  until the Final
Maturity  Date.  Such reduction in the Borrowing Base each month shall be in the amount of $15,000 unless  redetermined as herein permitted.  At the time of each new Borrowing Base  determination  under Section  2.8.1,  the Lender in its sole discretion  may increase or decrease the amount of such monthly  reductions  and any  decreases  in the  monthly  reductions  shall be  subject  to the  Lender's complete credit approval process.

     2.8.3 Upon the  occurrence  of a Borrowing  Base  Deficiency,  the Borrower shall,  within thirty (30) days following  notice by the Lender of the existence of such  Borrowing  Base  Deficiency,  do anyone or more of the  following in an aggregate  amount at least equal to such Borrowing Base  Deficiency:  (i) prepay the principal of the outstanding Loans or (ii) cause to be
                                       17

     created first and prior perfected Liens (subject only to Peffilitted Liens)
in favor of the Lender, by instruments  satisfactory to the Lender, on producing
Oil and Gas Properties (or cash if the circumstances  described in Section 2.4.2 are applicable) which in  the opinion of the Lender would increase the  Borrowing  Base by an amount  sufficient,  in  combination  with clause (i)
preceding, to eliminate such Borrowing Base Deficiency.

     2.8.4 Upon each  redeteffilination  of the Borrowing  Base,  the Lender may notify the Borrower  orally  (confiffiling  such notice  promptly in writing) of such  deteffilination,  and the  Borrowing  Base and the  amount  by  which  the
Borrowing  Base shall be reduced so  communicated  to the Borrower  shall become effective upon such oral notification and shall remain in effect utltil the next subsequent redetermination of the Borrowing Base.

     2.8.5 The Borrower may at any time by written  notice to the Lender request that the Borrowing Base be reduced (with no right of reinstatement) by an amount specified by the Borrower in such reduction notice, and the Borrowing Base shall be deemed so  reduced  upon  receipt  by the  Lender of such  reduction  notice.
Further,  in the event the Borrower is advised of any increase in the  Borrowing
Base, the Borrower may decline to utilize the increased  borrowing  availability created thereby and by written notice to the Lender irrevocably refuse to accept all or a portion of such increase,  but any such refusal notice  received by the
Lender  more  than  three (3)  Business  Days  following  such  increase  in the
Borrowing Base shall be treated as a Borrowing  Base reduction  notice under the immediately preceding sentence.

     2.9 Request for Extension of Maturity

     2.9.1  Following  receipt  by the  Lender  of a  written  request  from the
Borrower,  given by the  Borrower no earlier  than 15 months  prior to the Final
Maturity Date, the Lender agrees to consider, in accordance with the customs and standards of the Lender in effect at such time for loans of a similar  nature to the Loan and subject to the Lender's complete approval process, a request by the
Borrower to extend the Final  Maturity  Date. The Lender may charge the Borrower fees in connection with any such request or extension.

                                   ARTICLE ill

                               GENERAL PROVISIONS

     3.1 General Provisions as to Payments and Loans.

     3.1.1 All  payments  of  principal  and  interest  on the Loans and of fees hereunder  shall be made by 12:00  noon  (Dallas,  Texas  time) on the date such payments  are  due in  federal  or  other  funds  immediately  available  at the principal office of the Lender referred to in Section M and, if not made by such time or in immediately  available funds,  then such payment shall be deemed made when such funds are available to the Lender for its full and  unrestricted  use.
Whenever  any  payment  of  principal  of or  interest  on the  Loans or of fees hereunder  shall  be due on a day  which  is not a  Business  Day,  the date for payment  thereof shall be extended to the next  succeeding  Business Day. If the date for any payment is  extended by  operation  of law or  otherwise,  interest thereon shall be payable for such extended time.
                                       18

     3.1.2 All payments made by the Borrower on the Loans shall be made free ana clear of, and without reduction by reason of, any Taxes.

     3.1.3  All  requests  for Loans and  letters  of credit  shall be made on a
Business Day.

     3.1.4 All Loans shall be made  available  to the Borrower on a Business Day at the Lender's address referred to in Section 9.6.

     3.1.5 All payments and fundings  shall be  denominated  in United States of
America dollars.

     3.2 Computation of Interest.  Each  determination  hereunder of interest on the Loans and fees  based on per annum  calculations  shall be  computed  on the basis  of a year of 360 days and paid  for the  actual  number  of days  elapsed
(including the first day but excluding the last day), subject to the limitations of the Highest Lawful Rate.

     3.3 Default  Interest.  Unless  waived by the Lender,  the principal of the
Note shall bear  interest  at the  Default  Rate at any time an Event of Default exists and, to the extent  permitted by law, overdue interest on the Loans shall bear interest at the Default Rate.

     3.4 Prepayments  Permitted.  The Loans and accrued  interest thereon may be prepaid  by the  Borrower  in whole or in part at any time  without  premium  or penalty.
                                   ARTICLE IV

                                   COLLATERAL

     4.1 Security.

     4.1.1  To  secure  full  and  complete   payment  and  performance  of  the
obligations  of  the  Borrower  to the  Lender,  the  Borrower  will  cause  the appropriate Person to execute and deliver to the Lender the following  documents and instruments:

          (i) the  Mortgages  granting  the  Lender a first and prior Lien on no less than 90% by Collateral Value of the Oil and Gas Properties utilized in determining the Borrowing Base, together with financing statements relating thereto, subject only to Permitted Liens;

          (ii)' the limited recourse Guaranty of the Guarantor;

          (iii) stock pledge agreement from the Guarantor to the Lender covering
     100% of the Equity Interests in the Borrower; and

          (iv)  the  financing   statement  related  to  the  Personal  Property
     Collateral.

     4.1.2 All documents delivered or to be delivered hereunder shall be in form and substance reasonably satisfactory to the Lender and its counsel and shall be supported  by such legal  opinions as the Lender or its  counsel may  reasonably request.
                                       19

     4.1.3 All Liens to be created by delivery of the  documents  referred to in this Section  shall be first and prior  perfected  Liens in favor of the Lender, subject only to Permitted Liens.

     4.2 Grant of Security Interests.  The Borrower,  as debtor, hereby pledges, assigns  and  grants to the  Lender,  as  secured  party,  a  security  interest
(collectively  referred to as the "Security  Interest") in the Personal Property
Collateral of the Borrower,  as security for the payment and  performance of the
Obligations.

     4.3  Notification of Account Debtors and Other Obligors.  The Lender may at
any time  while a Default  exists  notify  any  account  debtor or other  person obligated to pay the amount due that such right to payment has been  assigned or transferred to the Lender for security and shall be paid directly to the Lender.
The Borrower  will join in giving such notice if the Lender so requests.  At any time after the Borrower or the Lender gives such notice to an account  debtor or other  obligor,  the Lender may,  but need not, in the  Lender's  name or in the
Borrower's name (i) demand, sue for, collect or receive any money or property at any time payable or  receivable  on account of, or  securing,  any such right to payment,  or grant any extension to, make any  compromise or settlement  with or otherwise agree to waive,  modify,  amend or change the  obligations  (including collateral obligations) of any such account debtor or other obligor; and (ii) as the  Borrower's  agent and  attorney-in-fact,  notify the United  States  Postal
Service to change the address for delivery of the Borrower's mail to any address designated by the Lender,  otherwise intercept the Borrower's mail, and receive, open and dispose of the  Borrower's  mail,  applying all Collateral as permitted under this  Agreement and holding all other mail for the  Borrower's  account or forwarding such mail to the Borrower's last known address.

     4.4  Assignment  of Insurance.  As additional  security for the payment and performance of the  Obligations,  the Borrower  hereby assigns to the Lender any and all monies (including, without limitation, proceeds of insurance and refunds of unearned  premiums)  due or to become due under,  and all other rights of the
Borrower  with respect to, any and all policies of insurance  now or at any time hereafter  covering  the  Collateral  or any  evidence  thereof or any  business records or valuable papers pertaining  thereto,  and the Borrower hereby directs the issuer of any such policy to pay all such monies directly to the Lender.  At any time, whether or not a Default exists, the Lender may (but need not), in the
Lender's  name or in the  Borrower's  name,  execute and deliver proof of claim, receive  all such  monies,  endorse  checks and other  instruments  representing payment of such monies,  and adjust,  litigate,  compromise or release any claim against the issuer of any such policy.

     4.5 Financing  Statement.  A carbon,  photographic or other reproduction of this  Agreement  or of  any  financing  statements  signed  by the  Borrower  is sufficient as a financing statement and may be filed as a financing statement in any state to perfect the security interests granted hereby. For the purpose, the following information is set forth:

     Name and address of Borrower (debtor):
     GulfW est Development  Company
     397 N. Sam Houston Parkway East, Suite
     375 Houston, Texas 77080
                                             Federal Tax id No.: 76-0661760
                                       20

Name and address of Lender(secured  party):
Texas Capital Bank,  N.A. 2100
McKinney Avenue,  Suite 100 Dallas,
Texas 75201
Attn:Energy Group                                Federal Tax id No.: 75-2695994

                                    ARTICLE V

               CONDITIONS PRECEDENT TO LOANS AND LETTERS OF CREDIT

          The  obligation of the Lender to make Loans or issue letters of credit hereunder  shall be subject to the  satisfaction  of each of the  following conditions:

          5.1 All  Loans  and  Letters  of  Credit.  In the case of each Loan or letter of credit to be issued  hereunder  (except the  initial  Loan issued hereunder):

          5.1.1 timely  receipt by the Lender of a Notice of Borrowing or Letter of Credit Application;

          5.1.2 the fact that,  immediately before such requested Loan or Letter of Credit,  no Default shall have  occurred and be continuing  and that the making of any such Loan will not cause a Default; and

          5.1.3 the fact that the representations and warranties of the Borrower contained  in this  Agreement  (except  the  representations  set  forth in
     Sections  6.7 and ~)  shall  be true  on and as of the  date of such  Loan.

          5.1.4  Each  request  for a Loan  hereunder  shall be  deemed  to be a representation and warranty by the Borrower on the date of such request, as to the facts specified in Sections 5.1.2 and

          5.2 Initial Loan. In the case of the initial Loan or Letter of Credit:

          5.2.1 receipt by the Lender of the following:

          (i)  copies of the  Articles  or  Certificates  of  Incorporation  (or
     Articles of Organization or similar documents), and all amendments thereto, of the Borrower and the Guarantor,  accompanied by  certificates  that such copies are correct and  complete,  one issued by the  Secretary of State of the state of  incorporation  or formation of the Borrower,  dated a current date,  and  one  executed  by the  President  or a Vice  President  and the
     Secretary or an Assistant  Secretary (or other authorized  representatives)
     of the Borrower, dated the Closing Date;

          (ii) copies of the Bylaws (or Regulations or similar  documents),  and all amendments thereto,  of the Borrower and the Guarantor,  accompanied by certificates  that such copies are correct and complete of the President or a Vice  President  and the  Secretary or an Assistant  Secretary  (or other authorized representatives) of the Borrower, dated the Closing Date;
                                       21

     (iii)  certificates  of the appropriate  Tribunals of each  jurisdiction in which the Borrower or the Guarantor has an executive  office or principal  place of business, the Borrower or the Guarantor was fonned or in which any Collateral is located  (if the  Borrower  or the  Guarantor  is  required  to qualify to do business  in such  state),  each dated a current  date,  to the effect  that the
Borrower or the Guarantor,  as  applicable,  is in good standing with respect to the payment of  franchise  and/or  other Taxes and, if required by law, are duly qualified  to  transact  business  in  such  jurisdictions,  accompanied  by the certificate  of the  President  or a Vice  President  and  the  Secretary  or an
Assistant Secretary (or other authorized representatives) of the Borrower or the
Guarantor,  as applicable,  that such Tribunal certificates are true and correct as of the Closing Date;

     (iv)  certificates  of  incumbencies  and signatures of all officers of the
Borrower and the  Guarantor  who will be  authorized to execute or attest any of the Loan  Documents on behalf of the Borrower or the  Guarantor,  as applicable, executed by the President or a Vice  President and the Secretary or an Assistant
Secretary  (or  other  authorized  representatives)  of  the  Borrower,  or  the
Guarantor, as applicable, dated the Closing Date;

     (v) copies of resolutions  approving the Loan Documents and authorizing the transactions  contemplated  therein,  duly adopted by the Board of Directors (or authorized  body serving a similar  function) of the Borrower and the Guarantor, accompanied by certificates of the Secretary or an Assistant Secretary (or other authorized representative) of the Borrower or the Guarantor, as applicable, that such  copies are true and  correct  copies of  resolutions  duly  adopted at the meeting of, or by the unanimous  written  consent of, the Board of Directors (or authorized body serving a similar function) of the Borrower or the Guarantor, as applicable,  and that such  resolutions  constitute all the resolutions  adopted with respect to such transactions, have not been amended, modified or revoked in any respect, and are in full force and effect as of the Closing Date;

     5.2.2  receipt by the Lender of the duly  executed  Note in the  Commitment
Amount, dated the Closing Date;

     5.2.3  receipt by the Lender of the documents  described in Section  4.1.1, each duly executed and delivered by the appropriate Person;

     5.2.4  receipt  by the  Lender of such  title  opinions  as the  Lender may request,  in fonn and  substance  and from  attorneys  acceptable to the Lender, covering  such  portions  of the  Collateral  as the Lender may specify and such other documentation and infonnation required by the Lender to satisfy the Lender of the status of the title of the Collateral;

     5.2.5 receipt by the Lender of a certificate of ownership interests in fonn and  substance  satisfactory  to the  Lender,  certifying  as to  the  ownership interests of the Borrower in its Oil and Gas Properties;

     5.2.6 receipt by the Lender of a  certificate  from the President or a Vice
President  and the  Secretary or an  Assistant  Secretary  (or other  authorized representatives)  of the Borrower  certifying as to the truth and correctness of each  representation  and  warranty  contained  in  Article  YI hereof as of the
Closing Date;
                                       22

     5.2.7 receipt by the Lender of satis.factory  evidence that prior Liens, if any,-on the Collateral are being released or assigned to the Lender concurrently with the Closing;

     5.2.8  receipt by the Lender of the  opinions of counsel to the Borrower in foffil and substance satisfactory to the Lender and its counsel;

     5.2.9  receipt by the Lender of the  results of searches of the UCC records of the Secretary of State of the State of Texas from a source  acceptable to the
Lender reflecting no Liens against any of the intended  Collateral other than in favor  or the  Lender,  or  Liens  being  released  or  assigned  to the  Lender concurrently with the Closing;

     5.2.10-  receipt  by  the  Lender  of  evidence  satisfactory  to  it  that
Acceptable  Commodity  Hedging  Agreement  are in place  covering  at least  150 barrels  per day for the 12-  month  period  commencing  January  1,  2001,  and providing a floor of no less than $22.00 per barrel;

     5.2.11 receipt by the Lender of a copy of the $150,000 promissory note from the Guarantor to the Borrower dated November 30, 2000 (the "Guarantor Promissory
Note"); and

     5.2.12  receipt  by  the  Lender  of  such  additional   infoffilation  and
documentation  as the  Lender  may  reasonably  require  relating  to  the  Loan
Documents and the transactions contemplated hereby and thereby.

                                   ARTICLE VI

                 REPRESENTATIONS AND WARRANTIES OF THE BORROWER

     The Borrower hereby represents and warrants to the Lender as follows:
     6.1 Existence and Power. The Borrower:

     6.1.1  is a  corporation,  duly  organized,  validly  existing  and in good standing under
the laws of the State of Texas;

     6.1.2 has all  corporate  powers and all  material  governmental  licenses, authorizations,  consents and approvals required to carry on its business as now conducted;

     6.1.3 is duly  qualified to transact  business as a foreign  entity in each jurisdiction  where the nature of its business  requires the same,  except where the failure to so qualify  could not  reasonably  be expected to have a material adverse effect on its business or financial condition; and

     6.1.4 owns, both beneficially and of record, all of its assets reflected in its financial statements delivered to the Lender.
                                       23

The Guarantor:

     6.1.5  is a  corporation,  duly  organized,  validly  existing  and in good standing under the laws of the State of Texas;

     6.1.6 has all  corporate  powers and all  material  governmental  licenses, authorizations,  consents and approvals  required to carryon its business as now conducted;

     6.1.7 is duly  qualified to transact  business as a foreign  entity in each jurisdiction  where the nature of its business  requires the same,  except where the failure to so qualify  could not  reasonably  be expected to have a material adverse effect on its business or fmancial condition; and -.

     6.1.8 owns, both beneficially and of record, all of its assets reflected in its financial statements delivered to the Lender.

     6.2 Authorization;  Contravention.  The execution, delivery and performance by each Person (other than the Lender)  purporting to execute this  Agreement or the  other  Loan  Documents  are  within  such  Person's  power,  have been duly authorized  by all necessary  action,  require no action by or in respect of, or filing  with,  any  governmental  body,  agency  or  official  (except  that the perfection of Liens created by certain of the Security Documents may require the filing  of  financing  statements,  mortgages  or  similar  instruments  in  the appropriate recordation offices), and do not contravene, or constitute a default under,  any  provision  of  applicable  law or  regulation  (including,  without limitation,  the Margin Regulations) or any agreement creating or governing such
Person or any agreement, judgment, injunction, order, decree or other instrument binding upon such Person or result in the creation or  imposition of any Lien on any Property of the Borrower, except Liens securing the Obligations.

     6.3 Binding Effect.

     6.3.1 This  Agreement  constitutes  a valid and  binding  agreement  of the
Borrower;  the  Note,  when  executed  and  delivered  in  accordance  with this
Agreement, will constitute the valid and binding obligation of the Borrower; the
Security  Documents,  when  executed  and  delivered  in  accordance  with  this
Agreement,  will  constitute  valid  and  binding  obligations  of  each  Person purporting to execute the same;

     6.3.2  .Each Loan  Document is  enforceable  in  accordance  with its terms except  as  (i)  the  enforceability  thereof  may  be  limited  by  bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration  and the  availability  of equitable  remedies may be limited by equitable principles of general applicability.

     6.4 Subsidiaries; Ownership.

     6.4.1 The Borrower has no Subsidiaries.

     6.4.2  All of each  class of  Equity  Interests  in the  Borrower  is owned legally and beneficially by the Guarantor.
                                       24

     6.5  Disclosure.  No document,  certificate  or statement  delivered to the
Lender by or on behalf  of the  Borrower  in  connection  with the  transactions contemplated  hereby  contains  any untrue  statement  of a material  fact.  All information  heretofore  furnished by the Borrower to the Lender for purposes of or in connection with this Agreement or any transaction  contemplated hereby is, and all such information  hereafter furnished by the Borrower to the Lender will be, true and accurate in every material respect or based on reasonable estimates on the date as of which such  information  is stated or certified.  The Borrower has  disclosed  to the  Lender in  writing  any and all facts  (except  facts of general public  knowledge)  which  materially and adversely affect or may affect
(to  the  extent  the  Borrower  can  now  reasonably   foresee)  the  business,
operations,  prospects or condition,  financial or otherwise, of the Borrower or the ability of the Borrower tQ .perform its obligations under this Agreement.

     6.6 Financial Information.

     6.6.1 The financial  information of the Borrower delivered to the Lender in connection  with the  request  for  this  credit  facility  fairly  present,  in conformity with GAAP, the financial position of the Borrower.

     6.6.2  Except as  disclosed  in a writing  delivered by the Borrower to the
Lender prior to the  execution and delivery of this  Agreement,  since the dates referenced the financial  information  referred to in Section 6.6.1 above, there has been no material adverse change in the business, financial position, results of operations or prospects of the Borrower.

     6. 7 Litigation. There is no action, suit or proceeding pending against, or to the knowledge of the Borrower threatened against or affecting the Borrower or any  Guarantor  before any Tribunal or arbitrator in which there is a reasonable possibility of an adverse  decision which could  materially and adversely affect the business, financial position or results of operations of the Borrower or any
Guarantor,  or which could in any manner draw into question the validity of this
Agreement or any other Loan Documents.

     6.8 ERISA Plans.

     6.8.1 The Borrower and each of its ERISA affiliates is in compliance in all material  respects  with  any  applicable  provisions  of  ERISA  and the  final regulations and published interpretations  thereunder with respect to all Single
Employer Plans and Multiemployer Plans.

     6.8.2 No Termination Event has occurred or is reasonably  expected to occur with respect to any Single  Employer Plan which would  reasonably be expected to have a Material Adverse Effect.

     6.8.3 The aggregate fair market value of the assets of all Single  Employer
Plans  was at  least  equal  to  the  actuarial  present  value  of  all  vested nonforfeitable  benefits under such Single  Employer Plans as of the most recent valuation date.

     6.8.4 Neither the Borrower nor any of its ERISA affiliates has incurred any
unpaid  withdrawal  liability,   or  reasonably  expects  to  incur  any  unpaid
withdrawal  liability,  under  ERISA to any  Multiemployer  Plan,  which  unpaid withdrawal  liability  would  reasonably be expected to have a Material  Adverse
Effect.
                                       25

     6.9 Taxes and Filing of Tax Returns.

     6.9.1 The Borrower and the Guarantor have, respectively,  filed or properly extended  all returns  required to have been filed or extended  with  respect to
Taxes and has paid all Taxes shown to be due and payable by it on such  returns, including  interest and penalties,  and all other Taxes which are payable by it, to the extent the same have become due and payable (unless, with respect to such other Taxes,  the criteria set forth in Section 7.5 are being met). The Borrower does not know of any proposed  assessment of Taxes of a material  amount against it and all liabilities for Taxes of the Borrower are adequately provided for.

     6.1 0 TitJ~ to Properties; Liens; Environmental Liability.

     6.10.1  The  Borrower  and  the  Guarantor  have,  respectively,  good  and indefeasible  record title to all  Property  purported to be owned by it (except for Permitted  Liens,  minor defects in title and minor  encumbrances not in any case materially  detracting from the value of the assets affected thereby).  All
Property of the  Borrower  is free and clear of all Liens  other than  Permitted
Liens.  Upon  the  recordation  of the  Security  Documents  in the  appropriate
recordation   offices,   the  Liens  covering  the  Collateral  will  be  valid,
enforceable, first and prior, perfected Liens in favor of the Lender, except for
Permitted Liens.

     6.10.2  Neither the Borrower nor the Guarantor  has (i) received  notice or otherwise learned of any Environmental  Liability which could individually or in the  aggregate  have a  Material  Adverse  Effect  on the  Borrower  arising  in connection with (a) any non-compliance  with or violation of the requirements of
~y  Environmental  Law or (b) the release or threatened  release of any toxic or
hazardous  waste,  substance  or  constituent,   or  other  substance  into  the
environment,  or (ii)  received  notice or  otherwise  learned of any federal or state investigation  evaluating whether any remedial action is needed to respond to a release or threatened release of any toxic or hazardous waste, substance or constituent  into the  environment  for which the  Borrower  is or may be liable which would  individually or in the aggregate have a Material  Adverse Effect on the Borrower.

     6.10.3

          (i) No Property of the  Borrower is  currently on or has ever been on, or is adjacent to any Property which is on or has ever been on, any federal or state list of Superfund Sites;

          (ii) No Hazardous Substances have been generated,  transported, and/or disposed  of by the  Borrower  at a site  which  was,  at the  time of such generation,  transportation,  and/or  disposal,  or  has  since  become,  a
     Superfund Site;

          (iii) Except in accordance with applicable  Requirements of Law or the terms of a valid permit, license,  certificate, or approval of the relevant
     Governmental  Authority, no Release of Hazardous Substances by the Borrower
     from, affecting,  or related to any Property of the Borrower or adjacent to any Property of the Borrower has occurred; and

          (iv) No Environmental Complaint has been received by the Borrower.
                                       26
                        ..
          6.11  Business;  Compliance.  The  Borrower  and the  Guarantor  have, respectively  perfonned  and  abided  by  all  obligations  required  to be perfonned by it to the extent it could be materially and adversely affected
     under  any  license,   pennit,  order,   authorization,   grant,  contract,
     agreement,  or  regulation  to which it is a party or by which it or any of its Property is bound.

          6.12 Licenses,  Permits,  Etc. The Borrower and the Guarantor possess, respectively,  such  valid  franchises,  certificates  of  convenience  and necessity,  operating rights, licenses, pennits, consents,  authorizations, exemptions  and  orders of  Tribunals  as are  necessary  to carry on their respective businesses as now being conducted and to own their Properties.

          6.13  CQmpliance with Law. The business and operations of the Borrower and the Guarantor have been and are being  conducted in accordance with all applicable  laws,  rules  and  regulations  of all  Tribunals,  other  than violations  which could not (either  individually or  collectively)  have a
     Material Adverse Effect on the Borrower.

          6.14 Governmental  Consent. No consent,  approval or authorization of, or declaration or filing with, any  governmental  authority is required for the valid  execution,  delivery and  perfonnance  of this  Agreement or any other Loan Documents by the Borrower or the Guarantor.

          6.15 Investment Company Act. Neither the Borrower nor the Guarantor is
     an  "investment  company,"  or a  company  "controlled"  by an  "investment company,"  within the meaning of the  Investment  Company  Act of 1940,  as amended.

          6.16 Public Utility Holding Company Act,' State Utility.

          6.16.1 Neither the Borrower nor the Guarantor is a "holding  company,"
     or a "subsidiary  company" of a "holding  company," or an  "affiliate" of a
     "holding company," or of a "subsidiary  company" of a "holding company," as such tenns are defined in the Public Utility  Holding  Company Act of 1935, as amended.

          6.16.2  Neither  the  Borrower  nor  the  Guarantor  is  defined  as a
     "utility"  under the laws of the  State of Texas or any other  jurisdiction wherein  the  Borrower  or the  Guarantor  is  required  to  qualify  to do business.

          6.17 Refunds; Certain Contracts.

          6.17.1  ,No  orders  of,   proceedings   pending   before,   or  other
     requirements  of,  the  Federal  Energy  Regulatory  Commission,  the Texas
     Railroad Commission, or any Governmental Authority exist which could result in the  Borrower or the  Guarantor  being  required to refund any  material portion  of the  proceeds  received  or to be  received  from  the  sale of hydrocarbons constituting part of the Collateral.

          6.17.2  Neither the  Borrower  nor the  Guarantor  is obligated in any material  respect  by  virtue of any  prepayment  made  under any  contract containing a "take-or-pay"  or "prepayment"  provision or under any similar agreement to deliver hydrocarbons  produced from or allocated to any of the
     Collateral  at some future date without  receiving  full  payment  therefor within 90 days of delivery.
                                       27

          6.17.3 Neither the Borrower nor the Guarantor has produced gas, in any material  amount,  subject to, and neither the Borrower,  the Guarantor nor any of the Collateral is subject to,  balancing  rights of third parties or subject to balancing duties under governmental requirements.

          6.18 No Default. No Default has occurred which is continuing as of the
     Closing Date.

                                   ARTICLE VII

                                    COVENANTS

          During  the'Revolving  Credit  Period,  and  thereafter so long as any principal of or interest on the Note shall  remain  unpaid or any Letter of
     Credit remains outstanding, the Borrower will duly perform and observe each and all of the covenants and agreements hereinafter set forth:

          7.1 Use of Proceeds and Letters of Credit.

          7.1.1  The  Borrower  will use the  proceeds  of the  Loans  solely to finance the acquisition of Oil and Gas  Properties,  to develop its Oil and
     Gas Properties and for working capital purposes.

          7.1.2  Letters of Credit  shall be used for the support of oil and gas operations;  provided,  however, no Letter of credit may be used in lieu or in support of stay or appeal bonds.

          7.1.3 The Borrower will not,  directly or  indirectly,  use any of the proceeds of the Loans for the purpose of purchasing or carrying any "margin stock"  within the meaning of Regulation U of the Board of Governors of the
     Federal Reserve System (12 C. F. R. 221, as amended), or any "security that is  publicly-held"  within  the  meaning of  Regulation  T of such Board of
     Governors  (12 C.F.R.  220, as amended),  or  otherwise  take or permit any action which would involve a violation of such  Regulation U,  Regulation T or Regulation X (12 C.F.R. 224, as amended) or any other regulation of such
     Board of Governors. The Loans are not secured,  directly or indirectly,  in whole or in part, by collateral that includes any "margin stock" within the meaning of Regulation U. The Borrower  will not engage  principally,  or as one of its important  activities,  in the business of extending  credit for the purpose of purchasing or carrying any "margin stock" within the meaning of such Regulation U.

          7.2 Financial Statements;  Reserve and Other Reports; Certain Required
     Notices from Borrower; Additional Information. The Borrower will furnish to the Lender:

          7.2.1 (i) as soon as available  and in any event within 120 days after the end of each fiscal year of the Borrower, copies of the consolidated and consolidating statements of assets and liabilities of the Guarantor and its consolidated  Subsidiaries as of the end of such fiscal year, and copies of the related  statements  of revenues and expenses,  operations,  changes in stockholders'  equity and cash flow for such fiscal year,  setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable  detail,  prepared in accordance  with GAAP;  such  financial statements  to  be  audited  by a  firm  of  independent  certified  public accountants  selected by the  Guarantor  and  acceptable  to the Lender and accompanied by the unqualified opinion of such accountants.
                                       28

     (ii) on or before the 60th day after the last day of each fiscal quarter, a copy of (a) the unaudited statement of assets and liabilities of the Borrower as at the close of such  quarter and from the  beginning of such fiscal year to the end of such quarter and (b) the related  statements  of revenues  and  expenses, operations,  changes in stockholders' equity and cash flows for the quarter just ended and for that  portion of the year ending on such date,  all in  reasonable detail  and  prepared  on a  basis  consistent  with  the  financial  statements previously delivered by the Borrower under this Section.

     (iii)  simultaneously with the delivery of each set of financial statements pursuant to the  preceding  clauses of this  Section,  a Compliance  Certificate stating  that such  financial  statements  fairly  and  accurately  reflect  the financial condition and results of operation of the Borrower for the periods and as of the dates set forth therein,  and that the signers have reviewed the terms of this Agreement and the other Loan  Documents,  and have made, or caused to be made  under  their  supervision,  a review  of the  transactions  and  financial condition of the Borrower  during the fiscal  period  covered by such  financial statements,  and that such review has not disclosed  the  existence  during such period,  and that the signers do not have  knowledge of the  existence as of the date of such certificate, of any condition or event which constitutes a Default, or, if any such condition or event existed or exists,  specifying the nature and period of existence  thereof and what action the Borrower has taken or is taking or proposes to take with respect thereto.

     (iv)  within  30 days  after  each  filing  thereof  with any  Governmental
Authority,  complete  copies of (a) the federal and state  income tax returns of the  Borrower and the  Guarantor so filed and (b) each Form 10-K,  Form 10-Q and proxy  statement  filed  by the  Guarantor  with  the  Securities  and  Exchange
Commission after the Closing Date.

     7.2.2 (i) as soon as  available,  and in any event on or before March 31 of each year  during the term of this  Agreement,  engineering  reports in form and substance  satisfactory to the Lender in its reasonable  judgment,  certified by any nationally  -or  regionally-  recognized  independent  consulting  petroleum engineers  selected by the Borrower and  acceptable  to the Lender as fairly and accurately setting forth (a) the proven and producing, shut-in, behind-pipe, and undeveloped oil and gas reserves (separately classified as such) attributable to the Oil and Gas Properties of the Borrower as of January 1 of such year, (b) the aggregate  present  value  of  the  future  net  income  with  respect  to  such
Properties,  discounted  at a stated  per  annum  discount  rate of  proven  and producing  reserves,  (c)  projections of the annual rate of  production,  gross income, and net income with respect to such proven and producing  reserves,  and
(d)  information   with  respect  to  the   "take-or-pay,"   "prepayment,"   and
gas-balancing liabilities of the Borrower and other Persons with respect to such
Properties.

     (ii) within 60 days following each January 1 and July 1, production reports in form and substance  satisfactory  to the Lender in its  reasonable  judgment, prepared by the Borrower  containing  data  concerning  pricing,  quantities  of production  from  the  oil  and  gas  Properties  of the  Borrower,  volumes  of production sold, purchasers of production, gross revenues, expenses,  production taxes,  engineering and geological data, and such other information with respect thereto as the Lender may  reasonably  request  for use by the Lender to prepare for its own exclusive use, internally generated engineering reports.
                                       29

     (iii) within 60 days  following each month end, a report setting forth oil, gas and liquids production volumes by major field from the Borrower's Properties for such month  ended,  and the total oil,  gas and  liquids  production  of all fields  of the  Borrower  and  the  prices  received  therefor  and  such  other information as the Lender shall request.

     (iv) within 60 days  following each quarter end, a report setting forth all accounts receivable and accounts payable of the Borrower as of such quarter end, such report to show the age of such accounts and such other  information  as the
Lender shall request.

     (v)  simultaneously  with the delivery of such engineering,  production and other  reports undyr  clauses (i) through (iv) above,  an Officer's  Certificate certifying  that  such  engineering,  production  and  other  reports  are true, accurate and complete for the periods covered in such reports.

     (vi) within 15 days after any material change in insurance  coverage by the
Borrower,  a report describing such change, and, within 30 days after the end of each fiscal year, a report describing the insurance coverage of the Borrower.

     7.2.3 (i) immediately  after any  Responsible  Officer becomes aware of the occurrence of any condition or event which  constitutes a Default,  an Officer's
Certificate  specifying  the nature of such  condition  or event,  the period of existence thereof,  what action the Borrower has taken or is taking and proposes to take with respect  thereto and the date, if any, on which it is estimated the same will be remedied.

     (ii) if and when  the-Borrower or the Guarantor (a) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of
ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA,  or knows that the plan  administrator  of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the
PBGC;  (b) receives  notice of complete or partial  withdrawal  liability  under
Title IV of ERISA, a copy of such notice;  or (c) receives  notice from the PBGC under  Title IV of ERISA of an  intent to  terminate  or  appoint  a trustee  to administer any Plan, a copy of such notice.

     (iii) promptly upon the Borrower's  learning that it has received notice or otherwise learned of any claim,  demand,  action,  event,  condition,  report or investigation  indicating  any  potential  or actual  liability  of the Borrower arising in  connection  with (a) the  non-compliance  with or  violation  of the requirements of any Environmental  Law,(b) the release or threatened  release of any toxic or hazardous waste, substance or constituent into the environment,  or
(c) the existence of any  Environmental  Lien on any Properties of the Borrower,
notice thereof.

     (iv) promptly upon the Borrower's learning of any litigation or other event or  circumstance  which could have a Material  Adverse Effect on the Borrower or the Guarantor, notice thereof.

     (v) the  change in  identity  or address  of any  Person  remitting  to the
Borrower  proceeds from the sale of hydrocarbon  production from or attributable to any Collateral.
                                       30

     (vi) any change in the senior management of the Borrower.

     (vii)  promptly  after the delivery of the same to any lender of any report required to be delivered  pursuant to any debt instrument to which the Guarantor is a party and not otherwise required to be delivered hereunder,  a copy of such report.

     7.2.4 with reasonable promptness,  such other information relating directly or  indirectly to the financial  condition,  business,  results of operations or
Properties  of the Borrower as from time to time may  reasonably be requested by the Lender.

     7.3  Inspection of Properties  and Books.  The Borrower and the  Guarantor,
respectively  will permit any officer,  employee or agent of the Lender to visit and inspect any of its Properties,  to examine its books of account (and to make copies thereof and take extracts therefrom) and to discuss its affairs, finances and accounts  (including  transactions,  agreements and other relations with any shareholders)  with,  and to be  advised  as to the same by,  its  officers  and independent  public  accountants,  all at such reasonable times and intervals as the Lender may desire and, if a Default has occurred and is  continuing,  at the expense of the Borrower.

     7.4  Maintenance  of  Security;  Insurance;  Operating  Accounts;  Transfer
Orders.

     7.4.1 (i) The Borrower shall execute and deliver,  or cause the appropriate
Person to execute  and  deliver,  to the Lender all  mortgages,  deeds of trust, security agreements, financing statements,  assignments and such other documents and instruments  (including  division and transfer orders),  and supplements and amendments thereto, and take such other actions as the Lender deems necessary or desirable  in order  to (a)  maintain  as  valid,  enforceable,  first-priority, perfected Liens (subject only to the Permitted Liens),  all Liens granted to the
Lender to secure the Note or (b) monitor or control the proceeds therefrom.

          (ii) The  Borrower  shall  maintain,  or cause to be in  effect at all times, first and prior Liens in favor of the Lender by instruments properly recorded  in the  applicable  jurisdictions  on at least 90% by  Collateral
     Value  of  the  Oil  and  Gas  Properties   included  in  the  most  recent
     determination of the Borrowing Base.

          (iii)  The  Borrower  will  at  all  times  maintain  or  cause  to be maintained  insurance  covering  such risks as are  customarily  carried by businesses similarly situated.

     7.4.2 .The Borrower will maintain its primary  operating  accounts with the
Lender,  although  such  requirement  shall not be construed  as  requiring  the
Borrower to maintain  deposit  balances  with the Lender,  and will  deposit all revenues of the Borrower in such accounts.

     7.4.3 The Borrower shall upon request of the Lender,  execute such transfer orders, letters- in-lieu of transfer orders or division orders as the Lender may from time to time request in respect of the  Collateral to effect a transfer and delivery  to the  Lender  of the  proceeds  of  production  attributable  to the
Collateral.

     7.5  Payment  of Taxes  and  Claims.  The  Borrower  will pay (i) all Taxes imposed upon it or any of its assets or with  respect to any of its  franchises, business,  income or profits  before any  material  penalty or interest  accrues thereon and (ii) all material claims (including, without
                                       31

     limitation,  claims for labor,  services,  materials and supplies) for sums which have become due and  payable and which have or might  become a Lien (other than a Permitted Lien) on any of its assets; provided,  however, that no payment of such Taxes or claims  shall be required if (a) the amount,  applicability  or validity  thereof is  currently  being  contested  in good faith by  appropriate action promptly initiated and diligently conducted,  (b) the Borrower shall have set aside on its books  reserves  (segregated  to the extent  required  by GAAP)
reasonably  deemed  by it to be  adequate  with  respect  thereto,  and  (c) the
Borrower has notified the Lender of such  circumstances,  in detail satisfactory to the Lender.

     7.6 Payment of Debt; Additional Debt; Payment of Accounts.

     7.6.1  -The  Borrower  will (i) pay,  renew or  extend or cause to be paid, renewed or extended the principal  of, and the  prepayment  charge,  if any, and interest on all Debt heretofore or hereafter  incurred or assumed by it when and as the same shall become due and payable  unless such payment is  prohibited  by the Loan Documents;  (ii) faithfully perform, observe and discharge all unwaived covenants, conditions and obligations imposed on it by any instrument evidencing such Debt or by any indenture or other agreement  securing such Debt or pursuant to which such Debt is issued  unless such  performance,  observance or discharge would cause a Default hereunder;  and (iii) not permit the occurrence of any act or  omission  which  would  constitute  a  default  under  any such  instrument, indenture or agreement.

     7.6.2  The  Borrower  will not  create,  incur or suffer to exist any Debt,
except  without   duplication   (i)  Debt  to  the  Lender  and  (ii)  Permitted
Indebtedness.

     7.6.3 The Borrower  shall-pay all of its trade and other  accounts  payable within 90 days after the invoice date  therefor,  unless such payables are being contested in good faith by appropriate proceedings.

     7.7 Liens. The Borrower will not create, suffer to exist or otherwise allow any Liens to be on or otherwise to affect any of its Property  whether now owned or hereafter acquired, except Permitted Liens.

     7.8 Loans and  Advances  to  Others;  Investments,.  Restricted  Payments,.
Subsidiaries,. G&A Expenses.

     7.8.1 The  Borrower  will not make or suffer to exist any loan,  advance or extension of credit to any Person except (i) current trade and customer accounts receivable  which are for goods  furnished or services  rendered in the ordinary course of business  and which are payable in  accordance  with  customary  trade terms and (ii) Permitted Loans and Investments.

     7.8.2 the Borrower will not make any capital contribution to or acquire any
Investment  in, or to purchase or make a commitment to purchase any interest in,
any   Person    except   as    permitted    in   clauses   (i)   and   (it)   of
 Section 7.8.1.

     7.8.3 The Borrower will not,  directly or  indirectly,  make any Restricted
Payment  without the prior written  consent of the Lender except as specifically permitted in the definition of such defined term.
                                       32

     7.8.4 The Borrower shall not form or acquire any  Subsidiaries  without the prior written consent of the Lender.

     7.8.5 The general and  administrative  expenses of the  Borrower  shall not exceed $150,000  during any  twelve-month  period,  determined on the basis of a rolling twelve months, but excluding out-of-pocket costs directly related to the
Closing of this credit facility.

     7.9 Consolidation,  Merger, Maintenance,  Change of Control; Disposition of
Property;   Restrictive   Agreements;   Hedging   Agreements;   Modification  of
Organizational Documents; Issuance of Equity Interests.

     7.9.1  -The  Borrower  will not (i)  consolidate  or merge with or into any other  Person  (unless the Borrower is the  surviving  entity and no Default has occurred  and is  continuing  or will result from such merger or  consolidation)
without the prior written consent of the Lender,  (ii) sell,  lease or otherwise transfer all or  substantially  all of its Property to any other  Person,  (iii)
terminate,  or fail to maintain,  its existence as a corporation in its state of incorporation  represented  in  Section  6.1.1  or  (iv)  terminate,  or fail to maintain,  its good  standing  and  qualification  to  transact  business in all jurisdictions  where the nature of its business  requires the same (except where the failure to maintain its good standing or qualification  could not reasonably be  expected to have a material  adverse  effect on its  business  or  financial condition) or (v) permit a Change of Control Event to occur.

     7.9.2 The Borrower will not sell,  encumber,  or otherwise  transfer all or any portion of the Collateral,  any Property having  Collateral Value, or any of its other  Property  without the consent of the Lender,  except for (i) sales of oil and gas after severance in the ordinary course of business  provided that no contract  for the sale of  hydrocarbons  shall  obligate the Borrower to deliver hydrocarbons  produced  from any of the  Collateral  at some future date without receiving  full payment  therefor  within 90 days of delivery,  (ii) the sale or other disposition of its personal  Property  destroyed,  worn out,  damaged,  or having only  salvage  value or no longer  used or useful in the  business of the
Borrower,  or (iii) undeveloped  leasehold acreage not constituting  Collateral.
Any  consent by the Lender to the sale of  Collateral  or other  Property of the
Borrower  may  include a  requirement  (to be treated  as a  Borrower  requested determination)  that a new Borrowing Base be determined  under Section 2.8.1 and that the proceeds of such sale plus such additional  amounts as the Lender deems necessary to avoid the occurrence of a Borrowing  Base  Deficiency be applied to the Obligations.  In this connection,  the Lender will not unreasonably withhold its consent to sales during any 12-month period of Property of the Borrower,  in the  aggregate,  having-  Collateral  Value of up to 10% of all  Property of the
Borrower having Collateral Value.

     7.9.3 The Borrower will not be or become party to or bound by any agreement
(including,   without  limitation,   any  undertaking  in  connection  with  the
incurrence of Debt or issuance of  securities)  which imposes any  limitation on the disposition of the Collateral more restrictive than those set forth above or which in any way  would be  contravened  by the  Borrower's  performance  of its obligations  hereunder or under the other Loan  Documents or which  contains any negative  pledge on all or any  portion of the  Borrower's  Property  (except in favor of the Lender).
                                       33

     7.9.4 The Borrower  will not enter into any Hedging  Agreement,  other than
Acceptable Hedging Agreements.

     7.9.5 The  Borrower  will not amend its  articles of  incorporation,  under which it was created, or its bylaws in any respect.

     7.9.6 The Borrower will not issue any Equity  Interests or rights,  options or warrants to purchase any of the Borrower's Equity Interests.

     7.10 Primary Business; Location of Borrower's Office; Ownership of Assets.

     7.10.1- The primary  business of the  Borrower  shall be and remain the oil and gas exploration, development and production business.

     7.10.2 The  location of the  Borrower's  principal  place of  business  and executive  office  shall remain at the address for the Borrower set forth on the signature  page  hereof,  unless  at least 10 days  prior to any  change in such address the Borrower  provides  the Lender with  written  notice of such pending change.

     7.10.3 The Borrower will at all times own, both beneficially and of record, all assets  reflected  in its fmancial  statements  delivered to the Lender from time to time.

     7.11 Operation of Properties and Equipment; Compliance with and Maintenance of Contracts; Duties as Nonoperator.

     7.11.1 (i) The Borrower shall maintain, develop and operate its Oil and Gas
Properties in a good and workmanlike manner and will observe and comply with all of the terms and  provisions,  express  or  implied,  of all oil and gas  leases relating  to such  Properties  so long as such oil and gas leases are capable of producing hydrocarbons in commercial quantities,  to the extent that the failure to so observe and comply could have a Material Adverse Effect on the Borrower.

     (ii) Setex shall  remain as the named  operator for each oil or gas well in which the  Borrower now or  hereafter  owns an interest  ifSetex is the operator thereof on the date hereof or becomes the operator thereof subsequent hereto.

     (iii) The  Borrower  shall at all times,  maintain,  preserve  and keep all operating equipment used or useful with respect to the Oil and Gas Properties of the  Borrower  in  proper  repair,  working  order and  condition,  and make all
necessary  or  appropriate  repairs,  renewals,   replacements,   additions  and
improvements thereto so that the efficiency of such operating equipment shall at all  times  be  properly  preserved  and  maintained,  provided  that no item of operating  equipment  need  be  so  repaired,  renewed,  replaced,  added  to or improved,  if the Borrower shall in good faith determine that such action is not necessary or desirable for the continued  efficient and profitable  operation of the business of the Borrower.

     7.11.2  The  Borrower  shall  comply  in all  material  respects  with  all agreements  applicable  to or  relating  to its Oil and  Gas  Properties  or the production and sale of hydrocarbons  therefrom and all applicable  proration and conservation laws of the jurisdictions in which such
                                       34
                    ..
     Properties  are  located,  to the extent that the failure to so comply with such laws or  agreements  could expose the  Borrower to any material  penalty or forfeiture.

     7.11.3  With  respect  to the Oil and Gas  Properties  referred  to in this
Section which are operated by operators  other than the  Borrower,  the Borrower shall not be obligated  itself to perform any  undertakings  contemplated by the covenants and agreements contained in this Section which are performable only by such  operators  and are beyond the control of the  Borrower,  but the  Borrower shall use its best efforts to cause such operators to perform such undertakings.

     7.11.4 -(i) The  Borrower  will not amend,  alter or change in any material respect which could reasonably be expected to be adverse to the interests of the
Borrower or the Lender any  agreements  relating to the  operations  or business
arrangements   of  the  Borrower  or  the   compression,   gathering,   sale  or
transportation of oil and gas without the prior written consent of the Lender.

     (ii) The Borrower will neither amend any operating agreement  applicable to any of its Oil and Gas Properties  operated by Setex nor permit Setex,  directly or  indirectly  (whether by action or  inaction),  to vary its  obligations  and duties to the Borrower under any such operating agreements.

     7.12  Transactions  with  Affiliates.  The Borrower  will not engage in any transaction  with an  Affiliate  unless  (i)  such  transaction  is at  least as favorable to the  Borrower as could be obtained in an arm's  length  transaction with an unaffiliated  third party, (ii) such transaction is not  disadvantageous to the  Lender as holder of the Note and (iii) the  Lender is advised in writing of the terms of such transaction prior to the consummation thereof.

     7.13 Plans.  The Borrower will not assume or otherwise become subject to an obligation to contribute to or maintain any Plan or acquire any Person which has at any time had an obligation to contribute to or maintain any Plan.

     7.14 Compliance with Laws and Documents. The Borrower will not, directly or indirectly, violate the provisions of any laws, its certificate of incorporation
(or  similar   organizational   documents)  or  bylaws  (or  similar  regulatory
documents) or any Material Agreement, if such violation,  alone or when combined with all other such  violations,  could have a  Material  Adverse  Effect on the
Borrower.

     7.15 Certain Financial Covenants.

     7.15.1 Cash Flow to Debt Service  Ratio.  The Borrower  will not permit the ratio of EBITDA to Debt Service to be less than 1.25 to 1.00,  determined  as of the end of each  fiscal  quarter of the  Borrower  ending on or after  March 31,
2001.

     "EBITDA" means,  for any fiscal quarter of the Borrower,  the net income of the Borrower for such quarter plus (without  duplication  and only to the extent deducted in determining  such net income),  interest expense of the Borrower for
such  quarter,   intangible  drilling  expenses,   depreciation,   amortization,
depletion,  write-down of Oil and Gas Properties and other non- cash expenses of the Borrower for such quarter less gains on sales of assets and other non-
                                       35

     cash income for such quarter included in the determination of net income of the Borrower. EBITDA is a quarter-by-quarter calculation.

     "Debt  Service"  means with respect to any fiscal  quarter of the Borrower, the actual  principal and interest  payments on the Debt of the Borrower  during such  quarter  other  than for the Note plus  required  principal  and  interest payments on the Note during such quarter.

     7.15.2  Current  Ratio.  The Borrower  will not permit its ratio of Current
Assets to its Current Liabilities to be less than 1.25 to 1.00, determined as of the end of each  fiscal  quarter of the  Borrower  ending on or after  March 31,
2001.

     "Current  Assets" means the current  assets of the Borrower plus the Unused
Available  Commitment,  but excluding  amounts due from officers,  directors and shareholders of the Borrower.

     "Current  Liabilities"  means  the  current  liabilities  of the  Borrower, exclusive  of the  current  portion  of the  Note  and the  current  portion  of
Subordinated Debt.

     7.16 Additional  Documents;  Quantity of Documents;  Title Data; Additional
Information.

     7.16.1 The Borrower  shall  execute and deliver or cause to be executed and delivered such other and further  instruments or documents as in the judgment of the Lender may be required to better  effectuate the  transactions  contemplated herein and in the other Loan Documents.

     7.16.2 The Borrower will deliver all  certificates,  opinions,  reports and documents  hereunder in such number of counterparts as the Lender may reasonably request.

     7.16.3  Promptly,  but in any  event  within  30 days  following  a written request  therefor from the Lender,  the Borrower  shall cause to be delivered to the Lender title opinions,  in form and substance and from attorneys  acceptable to the Lender, or other confirmation of title acceptable to the Lender, covering
Oil and Gas Properties constituting not less than 90% by Collateral Value of the
Oil  and  Gas  Properties  utilized  in the  most  recent  determination  of the
Borrowing Base; and promptly,  but in any event within 60 days following  notice from the Lender of any defect,  material  in the  opinion of the Lender,  in the title of the  mortgagor  under any Mortgage to ~y Oil and Gas  Property  covered thereby,  clear such title  defect,  and in the event any such title defects are not cured in a timely  manner,  pay all related  costs and fees  incurred by the
Lender in attempting to do so.

     7.16.4 The Borrower shall furnish to the Lender,  promptly upon the request of the Lender,  such additional  financial or other  information  concerning the assets, liabilities,  operations, and transactions of the Borrower as the Lender may from time to time  reasonably  request;  and notify the Lender not less than ten Business  Days prior to the  occurrence  of any  condition or event that may change the proper  location for the filing of any  financing  statement or other public  notice  or  recording  for  the  purpose  of  perfecting  a Lien  in any
Collateral,  including,  without  limitation,  any  change  in its  name  or the location of its principal place of
                                       36

     business  or chief  executive  office;  and upon the request of the Lender, execute such additional Security Documents as may be necessary or appropriate in connection therewith.

     7.17 ENVIRONMENTAL  INDEMNIFICATION.  THE BORROWER SHALL INDEMNIFY,  DEFEND
AND HOLD THE LENDER  AND ITS  SHAREHOLDERS  ,  OFFICERS,  DIRECTORS,  EMPLOYEES,
AGENTS,  ATTORNEYS-IN-FACT,  AND  AFFILIATES AND EACH TRUSTEE FOR THE BENEFIT OF
THE LENDER UNDER ANY SECURITY DOCUMENT (COLLECTIVELY, THE "INDEMNIFIED PARTIES")
HARMLESS  ON A CURRENT  BASIS  FROM AND  AGAINST  ANY AND ALL  CLAIMS ,  LOSSES,
DAMAGES, LIABILITIES,  FINES, PENALTIES,  CHARGES,  ADMINISTRATIVE AND JUDICIAL-
PROCEEDINGS  AND  ORDERS,   JUDGMENTS,   REMEDIAL   ACTIONS,   REQUIREMENTS  AND
ENFORCEMENT  ACTIONS  OF ANY  KIND,  AND ALL  COSTS  AND  EXPENSES  INCURRED  IN
CONNECTION THEREWITH (INCLUDING, WITHOUT LIMITATION,  REASONABLE ATTORNEYS' FEES
AND EXPENSES), ARISING DIRECTLY OR INDIRECTLY, IN WHOLE OR IN PART, FROM (A) THE
PRESENCE OF ANY  HAZARDOUS  SUBSTANCES  ON,  UNDER,  OR FROM ANY PROPERTY OF THE
BORROWER,  WHETHER PRIOR TO OR DURING THE TERM HEREOF,  (B) ANY ACTIVITY CARRIED
ON OR  UNDERTAKEN  ON OR OFF ANY PROPERTY OF THE  BORROWER,  WHETHER PRIOR TO OR
DURING THE TERM HEREOF, AND WHETHER BY THE BORROWER OR ANY PREDECESSOR IN TITLE,
EMPLOYEE,  AGENT,  CONTRACTOR,  OR  SUBCONTRACTOR  OF THE  BORROWER OR ANY OTHER
PERSON AT ANY TIME OCCUPYING OR PRESENT ON SUCH PROPERTY, IN CONNECTION WITH THE
HANDLING, TREATMENT, REMOVAL, STORAGE, DECONTAMINATION, CLEANUP, TRANSPORTATION,
OR DISPOSAL OF ANY  HAZARDOUS  SUBSTANCES  AT ANY TIME  LOCATED OR PRESENT ON OR
UNDER SUCH PROPERTY,  (C) ANY RESIDUAL CONTAMINATION ON OR UNDER ANY PROPERTY OF
THE  BORROWER,  OR (D) ANY  CONTAMINATION  OF ANY PROPERTY OR NATURAL  RESOURCES
ARISING  IN   CONNECTION   WITH  THE   GENERATION,   USE,   HANDLING,   STORAGE,
TRANSPORTATION  OR DISPOSAL OF ANY  HAZARDOUS  SUBSTANCES BY THE BORROWER OR ANY
EMPLOYEE, AGENT, CONTRACTOR, OR SUBCONTRACTOR OF THE BORROWER WHILE SUCH PERSONS
ARE  ACTING  WITHIN  THE  SCOPE  OF  THEIR   RELATIONSHIP   WITH  THE  BORROWER,
IRRESPECTIVE  OF WHETHER ANY OF SUCH  ACTIVITIES  WERE OR WILL BE  UNDERTAKEN IN
ACCORDANCE WITH APPLICABLE  REQUIREMENTS OF LAW,  INCLUDING ANY OF THE FOREGOING
IN THIS SECTION  ARISING FROM THE SOLE  NEGLIGENCE,  COMPARATIVE  NEGLIGENCE  OR
CONCURRENT  NEGLIGENCE  OF  ANY OF  THE  INDEMNIFIED  PARTIES  OR  THE  SOLE  OR
CONCURRENT STRICT LIABILITY IMPOSED ON ANY OF THE INDEMNIFIED  PARTIES,  BUT NOT
ANY OF THE  FOREGOING  IN THIS  SECTION  ARISING  FROM THE GROSS  NEGLIGENCE  OR
WILLFUL MISCONDUCT ON THE PART OF THE INDEMNIFIED PARTY SEEKING  INDEMNIFICATION
UNDER THIS SECTION;  WITH THE FOREGOING INDEMNITY SURVIVING  SATISFACTION OF ALL
OBLIGATIONS AND THE TERMINATION OF THIS AGREEMENT.

     7. 18 Exceptions to Covenants.  The Borrower shall not be permitted to take any  action  which  is  permitted  by any of the  covenants  contained  in  this
Agreement  if such action is in breach of any other  covenant  contained in this
Agreement.
                                       37

     7.19  Guarantor  Promissory  Note.  The  Borrower  shall not,  directly or-
indirectly,  amend or modify the Guarantor Promissory Note or fail to vigorously pursue the collection thereof following the maturity thereof.

                                   ARTICLE vm

                               DEFAULTS; REMEDIES

     8.1 Events of Default;  Acceleration of Maturity.  If anyone or more of the following  events  (each an "Event  of  Default")  shall  have  occurred  and be continuing  (whatever  the reason for such Event of Default and whether it shall be  voluntary or  involuntary  or be effected by operation of law or pursuant to any judgment,  decree or order of any court or any order,  rule or regulation of any administrative or governmental body or otherwise):

     8.1.1 the  Borrower  shall  fail to pay,  when due,  any  principal  of, or interest on, the Note or any fees or any other amount payable hereunder; or

     8.1.2 the  Borrower  shall  fail to  observe or  perform  any  covenant  or agreement contained in Sections 7.1. 7.6.2. 7.7. 7.8. 7.9 or 7.15; or

     8.1.3 the Borrower or any other Person  (other than the Lender)  shall fail to observe or perform any covenant or agreement  contained in this  Agreement or the other Loan Documents  (other than those covered by Sections 8.1.1 or ~), for a period of fifteen (15) days after the earlier of (i) any  Responsible  Officer shall become aware or  reasonably  should have become aware  (regardless  of the source of such awareness) of such default or (ii) written notice specifying such default has been given to the Borrower by the Lender; or

     8.1.4 the  Borrower or the  Guarantor  shall  commence a voluntary  case or other  proceeding  seeking  liquidation,  reorganization  or other  relief  with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or  hereafter  in  effect  or  seeking  the  appointment  of a  trustee, receiver,  liquidator,  custodian  or  other  similar  official  of  it  or  any substantial part of its property,  or shall consent to any such relief or to the appointment of or taking  possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the  benefit  of  creditors,  or shall fail  generally  to pay its debts as they become due, or shall take any  corporate or other action to authorize any of the foregoing; or

     8.1.5 an involuntary case or other  proceeding  shall be commenced  against the  Borrower or the  Guarantor  seeking  liquidation,  reorganization  or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the  appointment of a trustee, receiver,  liquidator,  custodian  or  other  similar  official  of  it  or  any substantial part of its property,  and such involuntary case or other proceeding shall remain  undismissed  or unstayed for a period of 30 days;  or an order for relief shall be entered  against the Borrower or the Guarantor under the federal bankruptcy laws as now or hereafter in effect; or

     8.1.6 the Borrower or the Guarantor shall fail to pay, when due, any amount which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA;  or the PBGC shall  institute  proceedings  under Title IV of ERISA to terminate or to cause a trustee to be
                                       38

     appointed to administer  any Plan or a proceeding  shall be instituted by a fiduciary of any Plan against the Borrower to enforce Section 515 of ERISA; or a condition  shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan must be terminated; or

     8.1.7 the Borrower or the Guarantor (i) shall default in the payment of any of their respective  Material Debts (other than the Note) and such default shall
continue  beyond  any  applicable  cure  period,   (ii)  shall  default  in  the
performance or observance of any other provision  contained in any agreements or instruments  evidencing or governing  such Material Debt and such default is not waived and continues beyond any applicable cure period, or (iii) any other event or conditioll pccurs which results in the acceleration of such Material Debt; or

     8.1.8 one or more judgments or orders for the payment of money  aggregating in excess of $50,000 shall be rendered against the Borrower or the Guarantor and such judgment or order (i) shall continue unsatisfied or unstayed (unless bonded with a  supersedeas  bond at least equal to such judgment or order) for a period of 30 days, or (ii) is not fully paid and satisfied at least ten (10) days prior to the date on which any of its  Property  may be lawfully  sold to satisfy such judgment or order; or

     8.1.9 any  representation,  warranty,  certification  or statement  made or deemed to have been made by or on behalf of the Borrower in this Agreement or by the  Borrower or any other  Person in any  certificate,  financial  statement or other document  delivered  pursuant to this  Agreement  shall prove to have been incorrect in any respect when made if such incorrect  representation,  warranty, certification  ~r statement (i) could reasonably be expected to have any adverse effect  whatsoever upon the validity,  performance or enforceability of any Loan
Document,  (ii) is or might reasonably be expected to be material and adverse to the financial condition or business operations of any Person or to the prospects of any Person,  (iii)  could  reasonably  be  expected to impair the  Borrower's ability to fulfill its  obligations  under the terms and  conditions of the Loan
Documents,  or (iv) could  reasonably be expected to impair the Lender's ability to receive full and timely payment of the Note; or

     8.1.10 if any  default  shall have  occurred  and be  continuing  under any
Security Document; or

     8.1.11 any material license, franchise,  permit, or authorization issued to the  Borrower by any Tribunal is  forfeited,  revoked,  or not  renewed;  or any proceeding  with respect to such  forfeiture or revocation is instituted  and is not resolved or dismissed  within one year of the date of the publication of the order instituting such proceeding; or

     8.1.12 a default shall occur under any Material Agreement,  other than this
Agreement,  to which the  Borrower is a party or by which any of its Property is bound; or

     8.1.13 a Change of Control Event shall occur;

     then, and in every such event,  the Lender may, at its option,  (i) declare the outstanding principal balance of and accrued interest on the Note to be, and the same shall thereupon forthwith become, due and payable without  presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby waived by the
                                       39

     Borrower,  (ii) proceed to foreclose the Liens securing the Note, and (iii)
take such other  actions as are  pennitted by law;  provided that in the case of any of the Events of Default  specified in Sections  8.1.4 and ~ with respect to the Borrower, without

     any notice to the Borrower or any other act by the Lender,  the  Commitment shall  tenninate and the Note  (together  with accrued  interest  thereon) shall become immediately due and payable without presentment,  demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby waived by the Borrower.  Upon the occurrence and continuance of an Event of Default,  the Lender may  tenninate  its  commitment  to lend and issue letters of credit under this Agreement and the Commitment  shall thereupon tenninate.

     8.2 Suits fQf Enforcement.  In case anyone or more of the Events of Default specified in Section 8.1 shall have occurred and be continuing,  the Lender may, at its  option,  proceed to protect  and  enforce  its rights  either by suit in equity or by action of law, or both, whether for the specific perfonnance of any covenant or agreement  contained in this  Agreement or in aid of the exercise of any power granted in this Agreement.

     8.3 Remedies  Cumulative.  No remedy  herein  conferred  upon the Lender is intended  to be  exclusive  of any other  remedy and each and every such  remedy shall be  cumulative  and  shall be in  addition  to every  other  remedy  given hereunder  or now or  hereafter  existing  at law or in equity or by  statute or otherwise.

     8.4  Remedies Not Waived.  No course of dealing and no delay in  exercising any rights under this Agreement or under the other Loan Documents  shall operate as a waiver of any rights  hereunder or  thereunder  of the Lender.
                                   ARTICLE IX
                                 MISCELLANEOUS

     9.1 Amendments and Waivers.

     9.1.1 Any tenn,  covenant,  agreement or condition of this Agreement or any othe1 Loan  Document  may be  amended,  or  compliance  therewith  may be waived
(either  generally  or ir a  particular  instance  and either  retroactively  or prospectively) by a written instrument signed b) the Borrower and the Lender.

     9.1.2 No failure or delay by the Lender in exercising any right,  power or privileg(  under thIS  Agreement or any other Loan  Document  shall operate as a waiver  thereof nor sha1 any single or partial  exercise  thereof  preclude  any other or further exercise  thereof or th( exercise of any other right,  power or privilege.  The rights and remedies  herein provided shall b( cumulative and not exclusive of any rights or remedies provided by law or in equity or in any 0 the other Loan Documents.

     9.2 Highest Lawful Interest Rate.  Regardless of any provision contained in any of thc Loan  Documents,  the Lender  shall  never be  entitled  to  receive, collect, or apply as interest on al or any p~ of the Loans, any amount in excess of the Highest  Lawful Rate in effect  from day to day,  and,  III the event the
Lender ever  receives,  collects,  or applies as  interest  any such excess such amount  which  would be  deemed  excessive  interest  shall be  deemed a partial prepayment  0 the pnncipal of the Loans and treated  hereunder as such;  and, if the entire principal amount of 40

     the Loans owed to the Lender is paid in full, any remaining excess shall be repaid-to the  Borrower.  In  determining  whether the interest paid or payable, under any specific  contingency,  exceeds the Highest Lawful Rate in effect from day to day, the Borrower and the Lender shall,  to the maximum extent  permitted under applicable law, (i)  characterize any nonprincipal  payment as an expense, fee, or premium rather than as interest,  (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread the total amount of interest  throughout the entire contemplated term of the Loans so that the interest rate is uniform  throughout the entire term of the Loans;  provided that, if the interest  received by the Lender for the actual period of existence thereof  exceeds the Highest  Lawful Rate in effect from day to day,  the Lender shall apply or refund to the  Borrower  the amount of such excess as provided in this  Section,  and,  in such  event,  the  Lender  shall not be  subject to any penalties provided by any laws for contracting for, charging, taking, reserving, or receiving interest in excess of the Highest Lawful Rate in effect from day to day.

     9.3 INDEMNITY

     9.3.1  WHETHER OR NOT ANY LOANS ARE EVER  FUNDED OR ANY LETTER OF CREDIT IS
EVER ISSUED HEREUNDER,  AND IN ADDITION TO ANY OTHER INDEMNIFICATIONS  CONTAINED
HEREIN OR IN ANY OF THE OTHER LOAN  DOCUMENTS,  THE BORROWER AGREES TO INDEMNIFY
AND DEFEND AND HOLD  HARMLESS  ON A CURRENT  BASIS THE LENDER AND ITS  OFFICERS,
DIRECTORS,  EMPLOYEES,  AGENTS AND ATTORNEYS, AND EACH OF THEM (THE "INDEMNIFIED
PARTIES"),  FROM AND AGAINST ANY AND ALL LIABILITIES,  LOSSES,  DAMAGES,  COSTS,
INTEREST,  CHARGES,  COUNSEL FEES AND OTHER  EXPENSES AND  PENALTIES OF ANY KIND
WHICH ANY OF THE INDEMNIFIED PARTIES MAY SUSTAIN OR INCUR IN CONNECTION WITH ANY
INVESTIGATIVE,  ADMINISTRATIVE OR JUDICIAL PROCEEDING (WHETHER OR NOT THE LENDER
SHALL BE DESIGNATED A PARTY THERETO) OR OTHERWISE BY REASON OF OR ARISING OUT OF
THE EXECUTION AND DELIVERY OF THIS  AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS
AND/OR THE CONSUMMATION OF THE TRANSACTIONS  CONTEMPLATED HEREBY OR THEREBY. THE
INDEMNIFICATION  PROVISIONS IN THIS SECTION SHALL BE  ENFORCEABLE  REGARDLESS OF
WHETHER THE LIABILITY IS BASED ON PAST,  PRESENT OR FUTURE ACTS, CLAIMS OR LEGAL
REQUIREMENTS   (INCLUDING   ANY  PAST,   PRESENT  OR  FUTURE   BULK  SALES  LAW,
ENVIRONMENTAL LAW, FRAUDULENT TRANSFER ACT,  OCCUPATIONAL SAFETY AND HEALTH LAW,
OR PRODUCTS LIABILITY, SECURITIES OR OTHER LEGAL REQUIREMENT), AND REGARDLESS OF
WHETHER ANY PERSON  (INCLUDING THE PERSON FROM WHOM  INDEMNIFICATION  IS SOUGHT)
ALLEGES OR PROVES THE SOLE,  CONCURRENT,  CONTRIBUTORY OR COMPARATIVE NEGLIGENCE
OF THE PERSON SEEKING  INDEMNIFICATION OR OF ANY OTHER INDEMNIFIED PARTY, OR THE
SOLE  OR   CONCURRENT   STRICT   LIABILITY   IMPOSED  ON  THE   PERSON   SEEKING
INDEMNIFICATION  OR ON ANY OTHER INDEMNIFIED PARTY, BUT NOT ANY OF THE FOREGOING
IN THIS SECTION ARISING FROM THE GROSS  NEGLIGENCE OR WILLFUL  MISCONDUCT ON THE
PART OF THE INDEMNIFIED PARTY SEEKING  INDEMNIFICATION  UNDER THIS SECTION; WITH
THE FOREGOING INDEMNITY
                                       41

SURVIVING SATISFACTION OF ALL OBLIGATIONS AND THE TERMINATION OF THIS AGREEMENT.

     9.3.2 Any  amount to be paid under  this  Section to the Lender  shall be a demand  obligation  owing by the  Borrower  and if  not-paid  within ten days of demand shall bear interest from the date of expenditure by the Lender until paid at a per annum  rate  equal to the  lesser of (i) the  Default  Rate or (ii) the
Highest  Lawful Rate.  The  obligations of the Borrower under this Section shall survive payment of the Note and the assignment of any right hereunder.

     9.4 Expenses.

     9.4.1  -Whether  or not  anyone or more of the Loans are ever  funded,  the
Borrower  shall pay (i) all  out-of-pocket  expenses of the  Lender,  including, without  limitation,  fees  and  disbursements  of  counsel  for the  Lender  in connection  with the  preparation of this Agreement and the other Loan Documents
(including,  without limitation, the furnishing of any written or oral' opinions or advice incident to this transaction) and, if appropriate,  the recordation of the Loan Documents,  any waiver or consent  hereunder or any amendment hereof or any  Default  or  alleged  Default  hereunder,  and (ii) if an Event of  Default occurs, all out-of-pocket  expenses incurred by the Lender,  including,  without limitation,  fees and  disbursements of counsel in connection with such Event of
Default and collection and other enforcement  proceedings  resulting  therefrom,
fees  of  auditors,  consultants,   engineers  and  other  Persons  incurred  in
connection   therewith   (including,   without   limitation,   the  supervision,
maintenance  or  disposition  of  the  Collateral)  and  investigative  expenses incurred by the Lender in  connection  therewith,  which amounts shall be deemed compensatory  in nature and  liquidated as to amount upon notice to the Borrower by the Lender and which  amounts  shall  include,  but not be limited to (a) all court costs, (b) reasonable attorneys' fees, (c) reasonable fees and expenses of auditors and  accountants  incurred to protect the interests of the Lender,  (d)
fees and expenses incurred in connection with the participation by the Lender as a member of the creditors'  committee in a case  commenced  under any Insolvency
Proceeding,  (e) fees and  expenses  incurred  in  connection  with  lifting the automatic stay  prescribed  inss.362 Title 11 of the United States Code, and (f)
fees and expenses  incurred in  connection  with any action  pursuant  toss.1129
Title 11 of the United  States  Code all  reasonably  incurred  by the Lender in connection  with  the  collection  of any  sums due  under  the Loan  Documents, together  with  interest at the per annum  interest  rate equal to the  Floating
Rate,  calculated  on a basis of a calendar year of 365 or 366 days, as the case may be, counting the actual number of days elapsed, on each such amount from the date of notification  that the same was expended,  advanced,  or incurred by the
Lender  until the date it is repaid to the Lender,  with the  obligations  under this Section surviving the  non-assumption of this Agreement in a case commenced under any  Insolvency  Proceeding  and being binding upon the Borrower  and/or a trustee,  receiver,  custodian,  or liquidator of the Borrower  appointed in any such case.

     9.4.2 THE BORROWER SHALL  INDEMNIFY THE LENDER AGAINST ANY TRANSFER  TAXES,
DOCUMENTARY TAXES,  ASSESSMENTS OR CHARGES MADE BY ANY GOVERNMENTAL AUTHORITY BY
REASON OF THE  EXECUTION  AND  DELIVERY  OF THIS  AGREEMENT  OR THE  OTHER  LOAN
DOCUMENTS.

     9.4.3 Any  amount to be paid under  this  Section to the Lender  shall be a demand  obligation  owing by the  Borrower  and if not paid  within  ten days of demand shall bear interest
                                       42

     from the date of  expenditure  by the Lender until paid at a per annum rate equal  to the  lessor  of the  Default  Rate or the  Highest  Lawful  Rate.  The
obligations of the Borrower under this Section shall survive payment of the Note and the assignment of any right hereunder.

     9.5 Ta.xes.  The Borrower  will, to the extent they may lawfully do so, pay all Taxes (including  interest and penalties but expressly  excluding federal or state  income  taxes)  which may be  payable in  respect  of the  execution  and delivery of this  Agreement  or the other Loan  Documents,  or in respect of any amendment of or waiver under or with respect to the foregoing, and will save the
Lender harmless against any loss or liability resulting from nonpayment or delay in payment of any such Taxes (as limited above). The obligations of the Borrower under this Section shall  ~urvive the payment of the Note and the  assignment of any right hereunder.

     9.6 Notices. Except as specifically provided otherwise herein, all notices, requests and other  communications  to any party  hereunder  shall be in writing
(including  by telecopy or similar  writing) and shall be given to such party at its address and to the attention of the Person set forth on the signature  pages hereof (or in the case of  notices  to the  Borrower,  to the  attention  of any officer,  or other Person holding a similar  position,  of the Borrower) or such other address or telecopy  number or Person as such party may hereafter  specify for such  purpose by notice to the other  party.  Each such  notice,  request or other  communication  shall be  effective  (i) if given by  telecopy,  when such telecopy is transmitted to the telecopier  number  specified in this Section and the receipt thereof is acknowledged,  (ii) if given by mail, 72 hours after such communication  is  deposited in the mails  postage  prepaid  (certified,  return receipt requested)  addressed as aforesaid or (iii) if given by any other means, when  delivered at the address  specified in this Section or, in the case of the
Borrower.)  when  otherwise  delivered  to the  Borrower  or any  officer of the
Borrower,  provided  that notice to the Lender  under  Section 2.2  ------------
shall not be effective until received,  and provided  further that, oral notices to the  Borrower of  decreases in the  Borrowing  Base shall be  effective  when communicated to the Borrower.

     9.7 Rights of Set-Off

     9.7.1  Upon the  occurrence  and  during  the  continuance  of any Event of
Default,  the Lender is hereby  authorized at any time and from time to time, to the fullest  extent  permitted by law, to set off and apply any and all deposits
(general or special,  time or dem~d,  provisional or final) at any time held and other  indebtedness  at any time owing by the Lender to or for the credit or the account of the Borrower  against the  obligations of the Borrower to the Lender, irrespective  of whether or not the Lender shall have made any demand under this
Agreement  or any other Loan  Document  and  although  such  obligations  may be unmatured.  The Lender  agrees  promptly to notify the  Borrower  after any such set-off and  application  made by the Lender,  provided that the failure to give such notice shall not affect the validity of such set-off and  application.  The rights of the Lender  under this  Section are in  addition  to other  rights and remedies  (including,  without  limitation,  other rights of set-off)  which the
Lender may have.

     9.7.2 The Borrower  agrees,  to the fullest extent it may effectively do so under  applicable  law,  that any  holder  of a  participation  in the Loans may exercise rights of set-off or counterclaim and other rights with respect to such participation  as  fully  as if such  holder  of a  participation  were a direct creditor of the Borrower in the amount of such participation.
                                       43

     9.8 Survival.  All representations,  warranties and covenants made by or on behalf of the Borrower in this Agreement or the other Loan  Documents  herein or in any  certificate or other  instrument  delivered by it or in its behalf under the Loan  Documents  shall be  considered to have been relied upon by the Lender and shall  survive  the  delivery  to the Lender of such Loan  Documents  or the extension of the Loans (or any part  thereof),  regardless of any  investigation made by or on behalf of the Lender.

     9.9 Successors and Assigns: Rights of Other Holders.

     9.9.1  This  Agreement  shall be binding  on the  parties  hereto and their respective  successors  and inure to the  benefit of and be  enforceable  by the
Lender, its legal  representatives,  successors and aSsigns. With respect to the
Borrower,  this  Agreement  and the other Loan  Documents  and the rights of the
Borrower hereunder and thereunder shall not be assignable in any respect.

     9.9.2  The  Lender  may  at any  time  sell,  transfer,  assign,  or  grant participations  in the  Obligations  or any portion  thereof with or without the consent  of the  Borrower;  and the Lender may  forward to each  Transferee  and
prospective   Transferee  all  documents  and   information   relating  to  such
Obligations,  whether  furnished by the Borrower or otherwise  obtained,  as the
Lender  determines  necessary  or  desirable.  The  Borrower  agre~s  that  each
Transferee,  regardless  of the nature of any  transfer to it, may  exercise all rights (including,  without  limitation,  rights of set-off) with respect to the portion of the  Obligations  held by it as fully as if such  Transferee were the direct holder thereof, subject to any agreements between such Transferee and the transferor to such Transferee.

     9.10 Applicable Law; Venue; Waiver of Ju ry Trial.

     9.10.1 THIS AGREEMENT HAS BEEN NEGOTIATED, IS BEING EXECUTED AND DELIVERED,
AND  WILL BE  PERFORMED  IN WHOLE OR IN PART,  IN THE  STATE OF  TEXAS,  AND THE
SUBSTANTIVE  LAWS OF SUCH STATE AND THE  APPLICABLE  FEDERAL  LAWS OF THE UNITED
STATES OF AMERICA  SHALL  GOVERN THE  VALIDITY,  CONSTRUCTION,  ENFORCEMENT  AND
INTERPRETATION  OF THE LOAN  DOCUMENTS,  EXCEPT  TO THE  EXTENT  THE LAWS OF ANY
JURISDICTION  WHERE COLLATERAL IS LOCATED REQUIRE  APPLICATION OF SUCH LAWS WITH
RESPECT TO SUCH COLLATERAL.

     9.10.2  THE  BORROWER  HEREBY  IRREVOCABLY  SUBMITS  TO  THE  NON-EXCLUSIVE
JURISDICTION  OF ANY UNITED  STATES  FEDERAL  OR TEXAS  STATE  COURT  SITTING IN
DALLAS,  DALLAS  COUNTY,  TEXAS IN ANY ACTION OR  PROCEEDING  ARISING  OUT OF OR
RELATING TO ANY LOAN DOCUMENTS AND THE BORROWER HEREBY  IRREVOCABLY  AGREES THAT
ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING  MAY BE HEARD AND  DETERMINED
IN ANY SUCH COURT AND  IRREVOCABLY  WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER
HAVE AS TO THE VENUE OF ANY SUCH SUIT,  ACTION OR  PROCEEDING  BROUGHT IN SUCH A
COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT
                                       44

     THE RIGHT OF THE LENDER TO BRING  PROCEEDINGS  AGAINST THE  BORROWER IN THE
COURTS  OF ANY OTHER  JURISDICTION.  ANY  JUDICIAL  PROCEEDING  BY THE  BORROWER
AGAINST  THE  LENDER OR ANY  AFFILIATE  OF THE  LENDER  INVOLVING,  DIRECTLY  OR
INDIRECTLY,  ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH
ANY LOAN  DOCUMENT  SHALL BE BROUGHT ONLY IN A COURT IN DALLAS,  DALLAS  COUNTY,
TEXAS.

     9.10.3  THE  BORROWER  AND THE  LENDER  HEREBY  KNOWINGLY,  VOLUNT  ARIL Y,
INTENTIONALLY,  IRREVOCABLY,  AND UNCONDITIONALLY  WAIVE ALL R{(;HTS TO TRIAL BY
JURY IN ANY ACTION,  SUIT,  PROCEEDING,  COUNTERCLAIM,  OR OTHER LITIGATION THAT
RELATES TO OR ARISES OUT OF ANY OF THIS  AGREEMENT OR ANY OTHER LOAN DOCUMENT OR
THE ACTS OR  OMISSIONS OF THE LENDER IN THE  ENFORCEMENT  OF ANY OF THE TERMS OR
PROVISIONS  OF THIS  AGREEMENT  OR ANY OTHER LOAN  DOCUMENT  OR  OTHERWISE  WITH
RESPECT  THERETO.  THE PROVISIONS OF THIS SECTION ARE A MATERIAL  INDUCEMENT FOR
THE LENDER ENTERING INTO THIS AGREEMENT.

     9.11 Headings. The headings in this Agreement are for purposes of reference only and shall not limit or othelWise  affect the meaning  hereof and words such as "hereunder" or " herein" shall refer to the entirety of this Agreement unless specifically indicated otherwise.

     9.12  Counterparts.  This  Agreement  may  be  executed  in any  number  of counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. This Agreement shall become effective at such time as the  counterparts  hereof  which,  when  taken  together,  bear the signature of the Borrower and the Lender, shall be delivered to the Lender.

     9.13 Invalid Provisions,  Severability.  If any provision of this Agreement or the other Loan  Documents is held to be illegal,  invalid,  or  unenforceable under present or future laws effective  during the term hereof or thereof,  such provision shall be fully severable,  this Agreement and the other Loan Documents shall be construed and enforced as if such illegal,  invalid,  or  unenforceable provision  had never  comprised a part  thereof,  and the  remaining  provisions hereof  and  thereof  shall  remain in full  force and  effect  and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom.  Furthermore,  in lieu  of such  illegal,  invalid  or  unenforceable provision there shall be added  automatically as a part of this Agreement or the other Loan  Documents a provision as similar in terms to such illegal,  invalid, or  unenforceable  provision  as  may  be  possible  and  be  legal,  valid  and enforceable.

     9.14  Revolving  Loan.  Pursuant to Section  346.004 of the Finance Code of
Texas,  the  Borrower  agrees that  Chapter 346 of such  Finance  Code shall not govern or in any manner apply to the Loans.
                                       45

     9.15 Preclusion of Oral Agreements.  THIS WRITTEN LOAN AGREEMENT REPRESENTS
THE FINAL AGREEMENT  BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE
OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UN~TTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     In witness whereof,  the undersigned have executed this Agreement as of the day and year first above written.

                                      --BORROWER:

     397 N. Sam Houston  Parkway  East            By:
     Suite 375   Houston,                         Name:Thomas R. Kaetzer
     Texas 77080                                  Title:President
     Facsimile:  713/974-0617
                                                  LENDER:

                                                  TEXAS  CAPITAL  BANK,  N .A.
     2100 Mc Kinney Avenue, Suite 100
     Dallas, Texas 75201
     Attention: Energy Group
     Facsimile: 214/932-6704
                                       46

                             FORM OF PROMISSORY NOTE

     $10,000,000 Dallas, Texas November 30,2000

     FOR V  ALUE  RECEIVED  and  WITHOUT  GRACE,  the  undersigned  ("Borrower")
promises to pay to the order of TEXAS  CAPITAL  BANK,  N.A.  ("Lender"),  at its banking quarters in Dallas, Dallas County, Texas, the amount of $10,000,000,  or so much  thereof as may be  advanced  against  this Note  pursuant to the Credit
Agreement  dated of even date  herewith by and between  Borrower  and Lender (as amended,  restated, or supplemented from time to time, the "Credit AgreemelJ~"), together  with  interest at the rates and  calculated  as provided in the Credit
Agreement.

     Reference  is hereby  made to the Credit  Agreement  for  matters  governed thereby,  including,  without limitation,  certain events which will entitle the holder  hereof  to  accelerate  the  maturity  of  all  amounts  due  hereunder.
Capitalized  terms used but not  defined  in this Note  shall have the  meanings assigned to such terms in the Credit Agreement.

     This  Note is  issued  pursuant  to and  shall be  governed  by the  Credit
Agreement  and the holder of the Note shall be entitled  to the  benefits of the
Credit Agreement. This Note shall finally mature on the Final Maturity Date.

     Without  being  limited  thereto  or  thereby,  this Note is secured by the
Security Documents.

     Borrower, and each surety, endorser, guarantor, and other party ever liable for payment of any sums of money  payable on this note,  jointly  and  severally waive  presentment  and  demand for  payment,  protest,  notice of  protest  and nonpayment,  and notice of the  intention  to  accelerate,  and agree that their liability  on this note shall not be affected by any renewal or extension in the time of payment hereof,  by any indulgences,  or by any release or change in any security  for the  payment  of this  note,  and  hereby  consent  to any and all renewals,  extensions,  indulgences,  releases,  or changes,  regardless  of the number of such renewals, extensions, indulgences, releases, or changes.

     THIS NOTE  SHALL BE  GOVERNED  AND  CONTROLLED  BY THE LAWS OF THE STATE OF
TEXAS WITHOUT GIVING EFFECT TO PRINCIPLES  THEREOF RELATING TO CONFLICTS OF LAW;
PROVIDED,  HOWEVER,  THAT  CHAPTER  346 OF THE  FINANCE  CODE  OF  TEXAS  (WHICH
REGULATES  CERTAIN CREDIT LOAN ACCOUNTS AND TRIP ARTY ACCOUNTS)  SHALL NOT APPLY
TO THIS NOTE.

                    GULFWEST DEVELOPMENT COMPANY

                    By:
                      Thomas R. Kaetzer, President
                                       1

                              FORM OF NOTICE OF BORROWING -

Texas Capital Bank, N.A.
2100 McKinney Avenue, Suite 100
Dallas, Texas 75201
Attention: Energy Group

               Re:  Credit  Agreement  dated  November 30, 2000,  by and between
          Texas  Capital  Bank,  N.A.  and  GultWest  Development  Company  (the
          "Borrower") (as amended,  restated, or supplemented from time to time, the "Credit Agreement")

Ladies and Gentlemen:

     Pursuant to the Credit  Agreement,  the Borrower  hereby makes the requests indicated below:

                    1.   Loans

                    (a)  Amount of new Loan: $ -

                    (b)  Requested funding date: , 200

                    2.   Included  herewith  is a  completed  Letter  of  Credit
                         Application.

     The  undersigned  certifies  that  _[s]he  is a  Responsible  Officer,  has obtained all consents necessary, and as such [s]he is authorized to execute this
request  on  behalf  of  the  Borrower.   The  undersigned   further  certifies,
represents, and warrants on behalf of the Borrower that the Borrower is entitled to  receive  the  requested  borrowing  or letter of credit  under the terms and conditions of the Credit Agreement.

     Each  capitalized  term used but not defined  herein shall have the meaning assigned to such term in the Credit Agreement.

                    Very truly yours,

                    GULFWEST DEVELOPMENT COMPANY

                    By.  .

                    Thomas R. Kaetzer, President
                                       1

                         FORM OF COMPLIANCE CERTIFICATE
Texas Capital Bank, N.A.
2100 McKinney Avenue, Suite 100
Dallas, Texas 75201
Attention: Energy Group

          Re:  Credit  Agreement  dated  November 30, 2000, by and between Texas
          Capital Bank,  N.A. (the  "Lender") and GulfWest  Development  Company
          (the "Borrower") (as amended,  restated,  or supplemented from time to time, the "Credit Agreement")

Ladies and Gentlemen:

     Pursuant  to  applicable   requirements  of  the  Credit   Agreement,   the
undersigned,  as a Responsible Officer of the Borrower,  hereby certifies to you the following  information  as true and correct as of the date hereof or for the period indicated, as the case may be:

          [1. To the best of the knowledge of the undersigned, no Default exists as of the date  hereof  or has  occurred  since  the  date of our  previous certification to you, if any.]

          [1. To the best of the  knowledge of the  undersigned,  the  following
          Defaults  exist as of the date hereof or have occurred  since the date of our  previous  certification  to you,  if any,  and the actions set forth below are being taken to remedy such circumstances:]

          2. The compliance of the Borrower with certain financial  covenants of
          the  Credit   Agreement,   as  of  the  close  of   business  on  (the
          "Determination Date"), is evidenced by the following:

          (a)  Section 7.8.5: G&A Expenses.

               Actual For the prior [twelve]  months on a  month-by-month  basis
               [or insert lesser number of months for quarterly  periods  ending prior to December  31,2001],  listed  month-by-month  as follows:
               [list each month and the G&A for each month] $ - [etc.]

          (b) Section 7.15.1: Cash Flow to Debt Service. Reguired Actual

               Not less than 1.25 to 1.00 to
                                       1

               (c)  Section 7.15.2: Current Ratio
                    Reguired Actual

                    Not less than 1.25 to 1.00

     3.   The financial  statements  being delivered to the Lender  concurrently herewith  pursuant  to the  Credit  Agreement  fairly  and  accurately reflect  the  financial  condition  and  results of  operation  of the
          Borrower  for the periods and as of the dates set forth  therein,  and the undersigned has reviewed the terms of the Credit Agreement and the other  Loan  Documents~  and has made,  or caused to be made  under my supervision,  a review of the transactions and financial  condition of the  Borrower  during the  fiscal  period  covered  by such  financial statements.

          Each  capitalized  term used but not  defined  herein  shall  have the meaning assigned to such term in the Credit Agreement.

                                                     Very truly yours,

                                              of GulfWest Development Company
                                       1